                                                                    Confidential
--------------------------------------------------------------------------------

                              Ansaldo Signal N.V.

    Discussion Materials for the Special Committee of the Board of Directors

                               February 17, 2000

                               ING [LOGO] BARINGS

--------------------------------------------------------------------------------

                                                             Ansaldo Signal N.V.
--------------------------------------------------------------------------------

o The following materials (the "Presentation") were prepared for the Special Committee of the Board of Directors of Ansaldo Signal N.V. ("Ansaldo" or the "Company") who has requested that ING Barings LLC ("ING Barings") provide its opinion as investment bankers as to the fairness, from a financial point of view, of the consideration to be offered to the minority shareholders of Ansaldo pursuant to a proposed cash tender offer by Ansaldo Trasporti S.p.A., ("Ansaldo Trasporti"), the Company's majority shareholder.

o These materials are based solely on information contained in publicly available documents and other information provided to us by Ansaldo. ING Barings has had discussions with senior officers of the Company but does not assume responsibility for the accuracy, completeness or reasonableness of the information provided to ING Barings in these discussions or otherwise and has not attempted independently to investigate or verify any publicly available information, projections or other information provided to ING Barings and included or otherwise used in these materials. Estimates and projections used in these materials involve significant elements of subjective judgment and analysis which may or may not be correct, and there can be no assurance that these estimates or projections will be attained. ING Barings expresses no opinion as to the estimates and projections or the assumptions underlying them. ING Barings is furnishing these materials, and you should consider these materials, only in connection with the opinion that ING Barings is providing in connection with this transaction. The preparation of these materials was completed on February 11, 2000. These materials are intended for the benefit and use of the Special Committee of the Board of Directors of Ansaldo in its consideration of the proposed transaction discussed and may not be reproduced, disseminated, quoted or referred to, in whole or in part, or used for any other purpose, without the prior written consent of ING Barings.

o The estimates of value prepared within the Presentation represent hypothetical values that were developed solely for purposes of the Presentation. Such estimates reflect computations of potential values through the application of various generally accepted valuation techniques, which may not reflect actual market values. Estimates of value are not appraisals and do not necessarily reflect values which may be realized if any particular assets of Ansaldo are sold. We have not appraised nor undertaken any valuation of any assets or property nor made any solvency analysis of Ansaldo. Because such estimates are inherently subject to uncertainty, ING Barings does not assume any responsibility for their accuracy. The Presentation assumes that the financial forecasts provided to us and prepared by management of Ansaldo have been reasonably prepared on a basis reflecting the best currently available judgment of the management of Ansaldo as to the future financial performance of the Company. In its analyses, ING Barings made numerous assumptions with respect to general business and economic conditions and other matters. Any assumptions employed by ING Barings' analyses are not necessarily indicative of actual outcomes, which may be significantly more or less favorable than those developed for the Presentation.

o This Presentation necessarily is based on regulatory, economic, market and other conditions as they exist on, and the information made available to us as of, the date hereof. Subsequent developments may affect this Presentation, and we do not have any obligation to update or reaffirm this Presentation.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Table of Contents                                            Ansaldo Signal N.V.
--------------------------------------------------------------------------------

      I.    Introduction

      II.   Summary of Key Terms of the Proposed Transaction

      III.  Background of the Proposed Transaction

      IV.   Financial Overview

      V.    Valuation Summary

      Appendices

            1.    Analysis of Publicly-Traded Comparable Companies

            2.    Analysis of Comparable M&A Transactions

            3.    Discounted Cash Flow Analysis

            4.    Management Projections

            5.    Opinion Letter

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

                                                             Ansaldo Signal N.V.
--------------------------------------------------------------------------------

                                  Introduction

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Introduction                                                 Ansaldo Signal N.V.
--------------------------------------------------------------------------------

o ING Barings has been retained by the Special Committee of Ansaldo to opine as to the fairness from a financial point of view the consideration to be offered to the minority shareholders of the Company pursuant to a proposed cash tender offer of $4.05 per share by Ansaldo Trasporti, the Company's majority shareholder (the "Proposed Transaction").

o In conducting our analysis and arriving at our opinion as expressed herein, we have reviewed and analyzed, among other things, the following:

      - the letter from Ansaldo Trasporti dated January 24, 2000 outlining the terms and conditions of their initial proposal;

      - Ansaldo Trasporti's Offer to Purchase describing its tender offer for all outstanding common shares of Ansaldo;

      - the Company's Annual Reports on Form 20-F for each of the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996 and the Company's nine month results ended September 30, 1999 per a press release dated December 14, 1999;

      - certain other publicly available information concerning the Company and the trading market for the Company's common stock;

      - certain internal information and other data relating to the Company, its business and prospects, including forecasts and projections, provided to us by management of the Company;

      - certain publicly available information concerning certain other companies engaged in business which we believe to be generally comparable to the Company and the trading markets for certain of such other companies' securities;

      - the financial terms of certain recent business combinations which we believe to be relevant; and

      - we have also interviewed certain senior officers of the Company concerning its business and operations, assets, present condition and prospects and undertook such other studies, analyses and investigations as we deemed appropriate.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Introduction                                                 Ansaldo Signal N.V.
--------------------------------------------------------------------------------

o It is our opinion as investment bankers that the consideration to be offered to the minority shareholders of Ansaldo in the Proposed Transaction is fair from a financial point of view.

      - Please refer to Appendix 5 for a copy of our Opinion Letter to the Special Committee.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

                                                             Ansaldo Signal N.V.
--------------------------------------------------------------------------------

                Summary of Key Terms of the Proposed Transaction


--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Summary of Key Terms of the Proposed Transaction             Ansaldo Signal N.V.
--------------------------------------------------------------------------------

Consideration Offered:        o     Cash per Ansaldo share: $4.05

Transaction Structure:        o     Ansaldo Trasporti will offer to purchase the
                                    common shares of the Company that it does not own (approximately 3,737,500 shares) through a cash tender offer.

                              o Ansaldo Trasporti's tender offer will not be conditioned on a minimum number of shares being tendered.

Financing of the
Proposed Transaction:         o     Financing is not a condition of Ansaldo
                                    Trasporti's offer.

                                Current Ownership

      ------------
         Public
      Shareholders
      ------------
            |
            |
    18.3%   |
            |
            |
      ------------             ----------            ------------
        Ansaldo      81.7%       Ansaldo    55.5%    Finmeccanica
      Signal N.V.   <--------   Trasporti  <--------    S.p.A.
      ------------               S.p.A.              ------------
                               ----------

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Summary of Key Terms of the Proposed Transaction             Ansaldo Signal N.V.
--------------------------------------------------------------------------------

                               Proposed Ownership

      ------------
         Public    <----------------|
      Shareholders                  |
      ------------                  |
            |                       |
            |                    $4.05 per share
            |                       |
            |                       |
            |                       |
      ------------             ----------            ------------
        Ansaldo      100.0%      Ansaldo    55.5%    Finmeccanica
      Signal N.V.   <--------   Trasporti  <--------    S.p.A.
      ------------               S.p.A.              ------------
                               ----------

Conditions:                   o     No material adverse change in the condition,
                                    business, results of operations or prospects of Ansaldo.

                              o Affirmative recommendation of the Proposed Transaction by the Special Committee and Supervisory Board.

                              o     No adverse governmental or judicial action.

                              o Obtaining any material governmental consents or authorizations, permits, orders or approvals and satisfaction of any material filings or registrations.

                              o     Other customary conditions.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

                                                             Ansaldo Signal N.V.
--------------------------------------------------------------------------------

                     Background of the Proposed Transaction

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Background of the Proposed Transaction                       Ansaldo Signal N.V.
--------------------------------------------------------------------------------

o Since early 1998, the senior management of Ansaldo has advocated that the Company's Supervisory Board should explore its strategic alternatives with respect to the publicly-traded 18.3% of outstanding common shares of the Company (the "Minority Interest") not owned by Ansaldo Trasporti.

o In 1998 and 1999, Ansaldo had a series of informal discussions with a number of companies in the rail supply industry regarding potential business combinations which could have involved this Minority Interest. These discussions did not progress beyond preliminary stages for various reasons, including the unwillingness of Ansaldo Trasporti to accept an ownership position in the Company of less than 50%.

o Concurrently, Ansaldo Trasporti has also been engaged in discussions with Ansaldo regarding a potential acquisition of the Minority Interest. We have been informed that in early to mid-1998, Ansaldo Trasporti retained Schroder & Co. to advise them on the acquisition of the Minority Interest.

o On January 24, 2000, the Company announced that it had received a letter from Ansaldo Trasporti proposing that it purchase the Minority Interest at a price of $3.80 per share pursuant to a cash tender offer.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Background of the Proposed Transaction                       Ansaldo Signal N.V.
--------------------------------------------------------------------------------

o On January 24, 2000, James Sanders, Managing Director and Chief Executive Officer of Ansaldo, called a meeting of the Company's Supervisory Board and appointed a Special Committee to evaluate the fairness of Ansaldo Trasporti's offer.

o On January 27, 2000, ING Barings was engaged by the Special Committee to provide an opinion with respect to the fairness of the Proposed Transaction, from a financial point of view.

o On February 5, 2000, the Company's Special Committee met with Ansaldo Trasporti to discuss the offer price. As a result of this meeting, Ansaldo Trasporti raised the offer price from $3.80 to $4.05.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Background of the Proposed Transaction                       Ansaldo Signal N.V.
--------------------------------------------------------------------------------
Industry Environment

o Management has conveyed that its participation in the signaling and automation sector of the rail supply industry is characterized by long-term projects and governmental customers, and therefore, a number of operational challenges.

            - Fixed price contracts put significant cost overrun risks on the service provider.

            -     High working capital requirements.

            -     Significant bonding requirements.

            -     Long duration of contracts (typically 12 - 36 months).

            - Risk of change in customer specifications after contract is signed.

o The large-project nature of Ansaldo's business makes earnings very difficult to forecast.

            - The difficulty of forecasting Ansaldo's financial results is demonstrated by its 1999 expected EBITDA ($24.7 million) falling short of original budget ($37.6 million) by approximately 34%.

o The outlook for the overall North American rail supply industry has been weakening due to production overcapacity and the recently announced merger of the Burlington Northern Santa Fe ("BNI") and Canadian National Railway Company ("CNI").

            - Production overcapacity is being driven by record shipments over the last two years.

            - "Decision paralysis, cost synergies and pricing pressures" associated with the merger of BNI and CNI are potential negatives in the short-term.

            -     Industry downturn expected to last at least through mid-year
                  2000.

o However, management also indicated that long-term industry opportunities are being created from the standardization and inter-operability of European rail systems (ERTMS).

o We also note that on January 10, 2000, ING Barings Research Analyst Wendy Caplan downgraded the entire Rail Supply Group to "Hold."

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

                                                             Ansaldo Signal N.V.
--------------------------------------------------------------------------------



                               Financial Overview



--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Financial Overview                                           Ansaldo Signal N.V.
--------------------------------------------------------------------------------
Summary Income Statement

o FY 1999 - FY 2003 projections are per Ansaldo management and have not been adjusted by ING Barings.

            - A detailed breakout of pro forma adjustments is shown on the following page.

                                                                Years Ending December 31,
                         -----------------------------------------------------------------------------------------------------
                                 Historical (a)                                              Projected (c)
                         -------------------------------    LTM (b)     ------------------------------------------------------
($ in millions)           1996        1997        1998      09/30/99      1999        2000        2001       2002       2003
                         ------      ------      ------     --------    -------     -------     -------    -------    -------
Revenues                 $353.5      $318.2      $354.5      $358.1      $345.3      $385.1      $435.1     $472.7     $522.1
  % growth                   --       (10.0%)      11.4%         --        (2.6%)      11.5%       13.0%       8.7%      10.4%

GAAP EBITDA              ($24.0)       $7.7       $34.2       $29.7       $24.7       $31.0       $44.7      $59.1      $71.3
  % of sales                 NM         2.4%        9.6%        8.3%        7.1%        8.1%       10.3%      12.5%      13.7%

Pro Forma Adjustments     $40.5        $9.4       ($2.4)      ($2.2)      ($2.2)       $0.7        $0.0       $0.0       $0.0

Pro Forma EBITDA          $16.5       $17.0       $31.8       $27.5       $22.5       $31.7       $44.7      $59.1      $71.3
  % of sales                4.7%        5.3%        9.0%        7.7%        6.5%        8.2%       10.3%      12.5%      13.7%

D&A                       $11.4       $11.5       $10.0        $9.9        $9.9       $10.2       $11.5      $11.8      $12.7
  % of sales                3.2%        3.6%        2.8%        2.8%        2.9%        2.6%        2.6%       2.5%       2.4%

Pro Forma EBIT             $5.1        $5.5       $21.9       $17.7       $12.5       $21.5       $33.1      $47.3      $58.7
  % of sales                1.5%        1.7%        6.2%        4.9%        3.6%        5.6%        7.6%      10.0%      11.2%

Net Interest Expense       $6.1        $8.8       $10.3       $10.2       $11.4       $10.8        $9.7       $9.4       $8.6
  % of sales                1.7%        2.8%        2.9%        2.8%        3.3%        2.8%        2.2%       2.0%       1.6%

Tax Expense (Benefit)      $1.1        $3.8        $6.3        $4.1        $1.1        $9.2       $12.2      $18.5      $23.4
  Effective rate             NM          NM        55.1%       55.0%       96.0%       85.8%       52.2%      48.7%      46.7%

Minority Interest         ($0.1)       $0.1       ($0.1)      ($0.1)      ($0.3)      ($0.2)       $0.0       $0.0       $0.0
  % of sales                 NM         0.0%         NM          NM          NM          NM         0.0%       0.0%       0.0%

Pro Forma Net Income      ($2.2)      ($7.1)       $5.1        $3.2       ($0.3)       $1.4       $11.2      $19.5      $26.7
  % growth                   --          NM          NM          --          NM          NM       730.5%      73.6%      36.9%

Diluted EPS              ($0.11)     ($0.35)      $0.25       $0.16      ($0.01)      $0.07       $0.55      $0.95      $1.30
  % growth                   --          NM          NM          --          NM          NM       730.5%      73.6%      36.9%

------------------------------
(a)   As per Form 20-F dated December 31, 1998.
(b)   As per press release dated December 14, 1999.
(c) FY99 - FY03 estimates as per Ansaldo Signal N.V. management as of February 11, 2000. Please see Appendix 4.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Financial Overview                                           Ansaldo Signal N.V.
--------------------------------------------------------------------------------
Reconciliation of Financial Data

                                              1996      1997     1998     LTM      1999     2000    2001    2002    2003
                                             ---------------------------------------------------------------------------
GAAP EBIT                                    ($35.4)   ($3.9)   $24.2    $19.9    $14.7    $20.8   $33.1   $47.3   $58.7

Non-Recurring Expenses (Income):

     Write off of in-process R&D (a)           15.1       --       --       --       --       --      --      --      --

     Reorganization charge (b)                 17.3       --       --       --       --       --      --      --      --

     MBTA contract adjustment (c)               7.1     11.0       --       --       --       --      --      --      --

     Reversal of CSEE costs (d)                  --     (1.6)      --       --       --       --      --      --      --

     Gain on sale of patents (e)                 --     (1.4)      --     (2.6)    (2.6)      --      --      --      --

     Accounting adjustment (f)                   --      1.4       --       --       --       --      --      --      --

     Refinancing of Pittsburgh building (g)      --       --     (1.0)      --       --       --      --      --      --

     French loan forgiveness (h)                 --       --     (1.4)      --       --       --      --      --      --

     Reserve release (i)                         --       --       --     (0.6)    (0.6)      --      --      --      --

     Other non-recurring charges (j)            1.0       --       --      1.0      1.0      0.7      --      --      --
                                             ---------------------------------------------------------------------------

Total Adjustments                             $40.5     $9.4    ($2.4)   ($2.2)   ($2.2)    $0.7    $0.0    $0.0    $0.0

Pro Forma EBIT                                 $5.1     $5.5    $21.9    $17.7    $12.5    $21.5   $33.1   $47.3   $58.7
                                             ===========================================================================

Adjustments:

(a)   Adjusts for write-off of in-process research & development.
(b) Adjusts for reorganization charges associated with the acquisition of the remaining 51% interest in CSEE in 1996.
(c)   Adjusts for MBTA contract.
(d) Adjusts for reversal of accrued reorganization costs charged in 1996 associated with CSEE acquisition.
(e) Adjusts for gain on sale of patents in 1997 and for a gain on sale of the Automatic Block License in 1999.
(f)   Adjustment for accounting of ceded contracts.
(g) Adjusts for gain from June 1998 restructuring of the financing of US&S building in Pittsburgh.
(h) Adjusts for forgiveness of a research and development grant by the French government.
(i)   Adjustment for release of reserve.
(j) Adjusts for reclassification of an estimated $1.0 million government-related labor expense to tax expense in 1996 and a $1.0 million and $0.7 million charge for bad debts and WIP accruals in 1999 and 2000, respectively.
------------------------------
Source: Ansaldo Signal N.V. management as of February 11, 2000. Please see
        Appendix 4.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Financial Overview                                           Ansaldo Signal N.V.
--------------------------------------------------------------------------------
Capitalization

--------------------------------------------------------------------------------

                                                                                    12/31/98              9/30/99
                                                                                -----------------    -----------------
                                                                                 Amount    % Rate     Amount    % Rate
                                                                                -------    ------    -------    ------
Short-term Borrowings and Capital Lease Obligations
     Borrowings from Cofiri S.p.A                                                $50.0      6.63%     $48.0      6.01%
     Borrowings from ATR                                                           0.0         NA      17.4      6.55%
     Borrowings, in Italy by ASF under various agreements with several banks      14.7      7.38%      15.6      4.64%
     Borrowings under various lines of credit - USS                                0.0         NA      21.4      8.00%
     Borrowings under various lines of credit - Other                             10.5      4.43%      23.6      5.52%
     Current portion of obligations under capital leases                           0.2         NA       0.1         NA
                                                                                ------               ------
                                                                                 $75.4               $126.1
Long-term Borrowings and Capital Leases
     Ansaldo Segnalamento Ferroviario S.p.A. Notes                               $16.9      4.10%     $15.5      3.50%
     Union Switch & Signal Senior Notes                                           25.7      8.00%       0.0         NA
     Union Switch & Signal long-term obligations under capital leases              2.0         NA       0.0         NA
     CSEE long-term obligations under capital leases                               0.0         NA       1.7         NA
                                                                                ------               ------
                                                                                 $44.6                $17.2
Borrowings from Controlling Shareholder (ATR)
     Borrowings by the Company                                                   $17.9      7.00%      $0.0         NA
     Borrowings by ASF                                                             5.2      6.38%       0.0         NA
     Borrowings by ATSS (non-interest bearing)                                     1.9      0.00%       1.9      0.00%
     Borrowings by ATSS                                                            1.2      2.00%       1.2      1.00%
     Other                                                                         0.0         NA       2.5      5.52%
                                                                                ------               ------
                                                                                 $26.3                 $5.6

Total Debt                                                                      $146.3               $148.9

--------------------------------------------------------------------------------

------------------------------
Source: As per Ansaldo Signal N.V. management as of February 11, 2000. Please see Appendix 4.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Financial Overview                                           Ansaldo Signal N.V.
--------------------------------------------------------------------------------
Summary Balance Sheet

($ in millions)

                                                         --------   ------------
                                                         12/31/98   12/31/99E(a)
                                                         --------   ------------
Assets:
     Cash and marketable securities                        $12.9       $32.7
     Net accounts receivable                               104.6       100.8
     Accounts receivable from parent and affiliates         10.1         1.5
     Inventories                                            49.3        46.1
     Costs in excess of billings                           182.3       199.7
     Deferred income taxes                                   6.8         0.0
     Prepaid expenses and other current assets              13.8        19.5
                                                         --------   ------------
       Total current assets                               $379.8      $400.4

     Contract retentions receivable                         11.3         7.2
     Net property, plant and equipment                      33.7        28.1
     Net intangible assets                                  33.7        34.7
     Deferred income taxes                                   9.3         0.0
     Other assets                                            4.8        12.2
                                                         --------   ------------
       Total assets                                       $472.6      $482.6
                                                         ========   ============

                                                         --------   ------------
                                                         12/31/98   12/31/99E(a)
                                                         --------   ------------
Liabilities:
     Short term debt and current                           $75.4      $139.4
       obligations under capital leases
     Accounts payable                                       91.6       112.2
     Accounts payable - parent and affiliates                5.0         2.5
     Accrued liabilities                                    28.0        27.1
     Accrued reorganization costs                            2.3         0.0
     Billings in excess of costs                            53.1        47.9
     Current portion of long term debt                       4.3         0.0
                                                         --------   ------------
       Total Current Liabilities                          $259.6      $329.2

     Employee benefit obligations                           22.5         0.0
     Deferred income taxes                                   0.6         0.0
     Other liabilities                                      10.8        27.8
     Long term debt and obligations under capital leases    40.3        17.9
     Long term debt from parent                             26.3         3.0
                                                         --------   ------------
       Total liabilities                                  $360.2      $377.9

       Total shareholders' equity                          112.4       104.7
                                                         --------   ------------
       Total liabilities and shareholders' equity         $472.6      $482.6
                                                         ========   ============

                  --------------------------------------------
                  Selected Credit Ratios
                  ----------------------
                  --------------------------------------------
                  Total Debt at 12/31/99E               $160.3
                  --------------------------------------------

                  Debt to Capital Ratios                 1999E
                                                         -----
                    Debt / EBITDA                         7.1x

                  Interest Coverage
                    EBITDA / Interest Expense             2.0x
                    EBIT / Interest Expense               1.1x
                  --------------------------------------------

(a) As per Ansaldo Signal N.V. management as of February 11, 2000. Please see Appendix 4.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Financial Overview                                           Ansaldo Signal N.V.
--------------------------------------------------------------------------------
Summary Cash Flow

($ in millions)

                                                                      Year Ended December 31,
                                                                     -------------------------
                                                                       1996     1997     1998
                                                                      ------   ------   ------
Cash flows from operating activities:
   Net Income (loss)                                                 ($38.9)  ($12.7)    $6.5
   Depreciation and amortization                                       11.4     11.5     10.0
   Deferred income taxes                                               (2.3)     3.9      3.4
   Gain on sale of fixed assets                                          --       --     (1.0)
   Acquired in process research and development                        15.1       --       --
   Changes in:
      Working Capital                                                  (9.2)     4.0     (8.6)
      Contracts - net (a)                                             (13.5)   (21.1)   (29.2)
      Accrued reorganization costs                                     16.6    (12.4)    (1.9)
                                                                      ------   ------   ------
         Net cash used in operating activities                       ($20.8)  ($26.8)  ($20.8)

Cash flows from investing activities:
   Proceeds from sale of fixed assets and investments in affiliates      --       --     12.7
   Capital expenditures and acquisitions                               (2.6)    (7.1)    (3.2)
   Purchase of intangibles and other noncurrent assets                 (0.6)    (0.3)    (3.5)
                                                                      ------   ------   ------
         Net cash provided by (used in) investing activities          ($3.2)   ($7.5)    $6.1

Cash flows from financing activities:
   Net proceeds from borrowing                                         54.5     34.6     52.5
   Payments on borrowing and capital leases                           (22.6)    (5.8)   (29.1)
                                                                      ------   ------   ------
         Net cash provided by financing activities                    $31.9    $28.8    $23.4

Effects of exchange rate changes on cash                               (0.1)    (1.0)    (0.3)
                                                                      ------   ------   ------

Net increase (decrease) in cash and cash equivalents                   $7.8    ($6.6)    $8.4

Cash and cash equivalents at beginning of period                        3.3     11.1      4.5
                                                                      ------   ------   ------

Cash and cash equivalents at end of period                            $11.1     $4.5    $12.9
                                                                      ======   ======   ======

------------------------------
Source: Form 20-F dated December 31, 1998.
Projected cash flow not available in comparable format.
(a) Includes costs and estimated earnings in excess of billings on uncompleted contracts, contract retentions receivable, billings in excess of costs and estimated earnings on uncompleted contracts and contract retentions payable.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Financial Overview                                           Ansaldo Signal N.V.
--------------------------------------------------------------------------------
Public Market Valuation Before Announcement of Proposed Transaction

--------------------------------------------------------------------------------
                         Market Value and Capitalization
--------------------------------------------------------------------------------

($ in millions except per share amounts)

30 Day Average price as of January 21, 2000 (a)                         $2.33
Shares Outstanding                                                       20.4
                                                                       ------
Equity Value                                                            $47.6
Plus: Total Debt (As of 12/31/99)                                       160.3
Less: Cash and Marketable Securities (As of 12/31/99)                   (32.7)
                                                                       ------
Total Enterprise Value                                                 $175.2
                                                                       ======
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
             Historical and Forward Trading Multiples (Based on 30 Day Average Price)
--------------------------------------------------------------------------------------------------

($ in millions except per share amounts)
                                                                  Market Price
           Total Enterprise Value as a Multiple of:             as a Multiple of:
           ----------------------------------------      ---------------------------------

               Revenues    EBITDA     EBIT               Diluted EPS        Book Value (d)
               --------   --------  -------              -----------        --------------
LTM (b)         0.49x       6.4x      9.9x                  14.7x               0.45x
1999E (c)       0.51x       7.8x     14.0x                     NM               0.46x
2000P (c)       0.46x       5.5x      8.1x                  35.3x                 --
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Company statistics exclude all non-recurring items.
(a) 30 day trading average for period ending January 21, 2000 (the last trading day prior to public announcement of $3.80 offer price). ASIGF did not trade on January 21, 2000.
(b) LTM data as of September 30, 1999 as per press release dated December 14, 1999. Adjusted for non-recurring items.
(c) FY99 - FY00 estimates per Ansaldo Signal N.V. management as of February 11, 2000 and are adjusted for non-recurring items as shown on pages 14 and 15 of this presentation.
(d) September 30, 1999 book value of $5.15 per share per press release dated December 14, 1999 and December 31, 1999 estimated book value of $5.12 per share per Ansaldo Signal N.V. management as of February 11, 2000. Please see Appendix 4.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Security Price History

ANSALDO SIGNAL NV ORD
ASIGF


                                  [LINE GRAPH]

U.S. Dollar


                   Date                 Close                    VOL

            11-Feb-1999                3.2500                 0.1000
            12-Feb-1999                3.1250          #N/A
            16-Feb-1999                3.2500                 2.8000
            17-Feb-1999                3.2500          #N/A
            18-Feb-1999                3.2500                 5.0000
            19-Feb-1999                3.3750                 5.0000
            22-Feb-1999                3.7500                15.9000
            23-Feb-1999                3.8750                 2.1000
            24-Feb-1999                3.6250                 2.0000
            25-Feb-1999                3.6250                10.9000
            26-Feb-1999                3.6250                 0.2000
            01-Mar-1999                3.5000                11.7000
            02-Mar-1999                3.6250                 1.8000
            03-Mar-1999                3.5000                 3.8000
            04-Mar-1999                3.7188          #N/A
            05-Mar-1999                3.5000                 8.2000
            08-Mar-1999                3.6250                 0.5000
            09-Mar-1999                3.6250                 0.1000
            10-Mar-1999                3.5625          #N/A
            11-Mar-1999                3.7500               150.0000
            12-Mar-1999                3.8750                75.1000
            15-Mar-1999                4.2500                 7.1000
            16-Mar-1999                4.0000                 2.0000
            17-Mar-1999                3.5000                 0.5000
            18-Mar-1999                4.0000                 1.3000
            19-Mar-1999                3.8750          #N/A
            22-Mar-1999                4.0625          #N/A
            23-Mar-1999                3.7500                 0.3000
            24-Mar-1999                4.1250          #N/A
            25-Mar-1999                4.1250          #N/A
            26-Mar-1999                4.5000                 2.6000
            29-Mar-1999                3.7500                 0.7000
            30-Mar-1999                3.7500                 0.6000
            31-Mar-1999                4.1250          #N/A
            01-Apr-1999                4.1250          #N/A
            05-Apr-1999                3.7500                 3.0000
            06-Apr-1999                3.8750          #N/A
            07-Apr-1999                3.9063          #N/A
            08-Apr-1999                3.8438                 7.7000
            09-Apr-1999                3.8438                 7.0000
            12-Apr-1999                3.7500                 1.1000
            13-Apr-1999                3.8750          #N/A
            14-Apr-1999                3.8750          #N/A
            15-Apr-1999                3.7500                 0.2000
            16-Apr-1999                3.8750          #N/A
            19-Apr-1999                4.0000                 2.7000
            20-Apr-1999                3.6250                 0.6000
            21-Apr-1999                3.6250                 6.8000
            22-Apr-1999                3.3750          #N/A
            23-Apr-1999                3.1250                 0.4000
            26-Apr-1999                4.1250                 2.2000
            27-Apr-1999                4.1250                 0.3000
            28-Apr-1999                3.7500                 0.6000
            29-Apr-1999                3.5000                 1.8000
            30-Apr-1999                3.7500                 2.0000
            03-May-1999                3.8750                 2.0000
            04-May-1999                3.7500                 1.2000
            05-May-1999                3.6250                 0.8000
            06-May-1999                3.6250                 6.7000
            07-May-1999                3.7500          #N/A
            10-May-1999                3.8750                 0.7000
            11-May-1999                3.6250                 3.4000
            12-May-1999                3.7500          #N/A
            13-May-1999                3.6250                 5.1000
            14-May-1999                3.6250                 7.9000
            17-May-1999                3.6250                14.5000
            18-May-1999                3.5625          #N/A
            19-May-1999                3.6250                 1.6000
            20-May-1999                3.5625          #N/A
            21-May-1999                3.5625          #N/A
            24-May-1999                3.5625          #N/A
            25-May-1999                3.6250                 3.0000
            26-May-1999                3.5625          #N/A
            27-May-1999                3.5000                 3.9000
            28-May-1999                3.5625          #N/A
            01-Jun-1999                3.5000                 1.1000
            02-Jun-1999                3.4375          #N/A
            03-Jun-1999                3.4375          #N/A
            04-Jun-1999                3.4375          #N/A
            07-Jun-1999                3.6250                13.0000
            08-Jun-1999                3.2500                 0.1000
            09-Jun-1999                3.5000                 2.0000
            10-Jun-1999                3.2500                 1.0000
            11-Jun-1999                3.6250                 0.4000
            14-Jun-1999                3.4375          #N/A
            15-Jun-1999                3.6250                 0.4000
            16-Jun-1999                3.3750                 2.0000
            17-Jun-1999                3.3750          #N/A
            18-Jun-1999                3.3750          #N/A
            21-Jun-1999                3.1250                10.5000
            22-Jun-1999                3.1250                 8.9000
            23-Jun-1999                3.2813          #N/A
            24-Jun-1999                3.2813          #N/A
            25-Jun-1999                3.2813          #N/A
            28-Jun-1999                3.2813          #N/A
            29-Jun-1999                3.2813          #N/A
            30-Jun-1999                3.2500          #N/A
            01-Jul-1999                3.2813          #N/A
            02-Jul-1999                3.1250                 0.1000
            06-Jul-1999                3.1250                 0.8000
            07-Jul-1999                3.2188          #N/A
            08-Jul-1999                3.2813          #N/A
            09-Jul-1999                3.0625                 1.4000
            12-Jul-1999                3.0625                 1.3000
            13-Jul-1999                3.1250                 1.0000
            14-Jul-1999                3.0000                 3.0000
            15-Jul-1999                3.0000                 3.0000
            16-Jul-1999                3.0000                 1.5000
            19-Jul-1999                3.1250          #N/A
            20-Jul-1999                3.1250          #N/A
            21-Jul-1999                3.0000                 0.6000
            22-Jul-1999                3.1250          #N/A
            23-Jul-1999                3.1250          #N/A
            26-Jul-1999                3.0625          #N/A
            27-Jul-1999                3.0625          #N/A
            28-Jul-1999                3.0625          #N/A
            29-Jul-1999                3.0625          #N/A
            30-Jul-1999                3.0625          #N/A
            02-Aug-1999                3.0000                 0.4000
            03-Aug-1999                3.0625          #N/A
            04-Aug-1999                3.0000                 0.6000
            05-Aug-1999                3.0625          #N/A
            06-Aug-1999                3.0625          #N/A
            09-Aug-1999                3.0625          #N/A
            10-Aug-1999                3.0625          #N/A
            11-Aug-1999                3.0000                 2.6000
            12-Aug-1999                2.9375          #N/A
            13-Aug-1999                2.7500                 0.9000
            16-Aug-1999                2.9688          #N/A
            17-Aug-1999                2.9688          #N/A
            18-Aug-1999                2.9688          #N/A
            19-Aug-1999                2.9688          #N/A
            20-Aug-1999                3.0000                 0.5000
            23-Aug-1999                3.0000          #N/A
            24-Aug-1999                2.8125                 0.8000
            25-Aug-1999                2.9063          #N/A
            26-Aug-1999                2.8125                 3.0000
            27-Aug-1999                2.8750          #N/A
            30-Aug-1999                2.9375                 3.5000
            31-Aug-1999                2.8125                 0.5000
            01-Sep-1999                2.8125                 1.0000
            02-Sep-1999                2.8750                 2.0000
            03-Sep-1999                2.8750                 3.9000
            07-Sep-1999                2.5000                 0.1000
            08-Sep-1999                2.8125          #N/A
            09-Sep-1999                2.8125          #N/A
            10-Sep-1999                2.7500                 1.2000
            13-Sep-1999                2.8125          #N/A
            14-Sep-1999                2.8125          #N/A
            15-Sep-1999                2.7500          #N/A
            16-Sep-1999                2.7500          #N/A
            17-Sep-1999                2.8750                 1.0000
            20-Sep-1999                2.7500                 1.5000
            21-Sep-1999                2.8750                 5.0000
            22-Sep-1999                2.7813          #N/A
            23-Sep-1999                2.7813          #N/A
            24-Sep-1999                2.7813          #N/A
            27-Sep-1999                2.6875                 4.0000
            28-Sep-1999                2.7500                 3.0000
            29-Sep-1999                2.6250                74.6000
            30-Sep-1999                2.6250               286.6000
            01-Oct-1999                2.6250          #N/A
            04-Oct-1999                2.5625                36.5000
            05-Oct-1999                2.7500                 9.6000
            06-Oct-1999                2.5000                 7.1000
            07-Oct-1999                2.5000                 0.3000
            08-Oct-1999                2.7500                 4.0000
            11-Oct-1999                2.6875          #N/A
            12-Oct-1999                2.7500                12.8000
            13-Oct-1999                2.6250                16.3000
            14-Oct-1999                2.5625          #N/A
            15-Oct-1999                2.5625          #N/A
            18-Oct-1999                2.5781          #N/A
            19-Oct-1999                2.4688                 1.5000
            20-Oct-1999                2.6563                 2.3000
            21-Oct-1999                2.5625          #N/A
            22-Oct-1999                2.5625          #N/A
            25-Oct-1999                2.6875                 0.3000
            26-Oct-1999                2.6250                 8.2000
            27-Oct-1999                2.5781          #N/A
            28-Oct-1999                2.9375                 2.4000
            29-Oct-1999                2.5625                 2.5000
            01-Nov-1999                2.7188          #N/A
            02-Nov-1999                2.6563          #N/A
            03-Nov-1999                2.7500                 6.0000
            04-Nov-1999                2.7188          #N/A
            05-Nov-1999                2.7188          #N/A
            08-Nov-1999                2.8125                 3.7000
            09-Nov-1999                2.7188          #N/A
            10-Nov-1999                2.7500                 1.0000
            11-Nov-1999                2.5625                 3.9000
            12-Nov-1999                2.5000                 5.3000
            15-Nov-1999                2.3750                 0.1000
            16-Nov-1999                2.2500                 0.3000
            17-Nov-1999                2.7500                 2.7000
            18-Nov-1999                2.6250                 1.4000
            19-Nov-1999                2.6250                 8.0000
            22-Nov-1999                2.6250                 1.1000
            23-Nov-1999                2.6875          #N/A
            24-Nov-1999                2.7500                 4.2000
            26-Nov-1999                2.5625          #N/A
            29-Nov-1999                2.5625          #N/A
            30-Nov-1999                2.6875          #N/A
            01-Dec-1999                2.6250                 0.7000
            02-Dec-1999                2.6250                 0.2000
            03-Dec-1999                2.3750                 1.3000
            06-Dec-1999                2.6875                 5.0000
            07-Dec-1999                2.5625          #N/A
            08-Dec-1999                2.5625          #N/A
            09-Dec-1999                2.3750                 3.0000
            10-Dec-1999                2.4375          #N/A
            13-Dec-1999                2.3750                 2.2000
            14-Dec-1999                2.5000                 4.0000
            15-Dec-1999                2.2500                14.3000
            16-Dec-1999                2.2500                 1.1000
            17-Dec-1999                2.1250                 4.7000
            20-Dec-1999                2.1875                14.0000
            21-Dec-1999                2.1875                 1.7000
            22-Dec-1999                2.1250                13.7000
            23-Dec-1999                2.0625                 7.9000
            27-Dec-1999                2.0000                14.9000
            28-Dec-1999                2.0000                38.8000
            29-Dec-1999                1.9375                 9.3000
            30-Dec-1999                1.6875                27.6000
            31-Dec-1999                2.0000                21.4000
            03-Jan-2000                2.0000          #N/A
            04-Jan-2000                2.0625          #N/A
            05-Jan-2000                2.0625          #N/A
            06-Jan-2000                2.2500                41.3000
            07-Jan-2000                2.2188                 0.3000
            10-Jan-2000                2.2500                 1.0000
            11-Jan-2000                2.2500                 5.2000
            12-Jan-2000                2.2500                 1.0000
            13-Jan-2000                2.3125                 5.3000
            14-Jan-2000                2.2188                 7.2000
            18-Jan-2000                2.3750                 8.7000
            19-Jan-2000                2.5000                12.0000
            20-Jan-2000                3.7500               177.2000
            21-Jan-2000                3.6875          #N/A
            24-Jan-2000                3.5000                83.7000
            25-Jan-2000                3.5313                12.4000
            26-Jan-2000                3.5000                 7.3000
            27-Jan-2000                3.5625                 9.6000
            28-Jan-2000                3.6250                 1.6000
            31-Jan-2000                3.5000                14.3000
            01-Feb-2000                3.6250                73.2000
            02-Feb-2000                3.5938          #N/A
            03-Feb-2000                3.6250                16.7000
            04-Feb-2000                3.6875                13.6000
            07-Feb-2000                3.6875          #N/A
            08-Feb-2000                3.8125                 5.5000
            09-Feb-2000                3.7500                 9.0000
            10-Feb-2000                3.7813          #N/A
            11-Feb-2000                3.6875                11.5000






Security Price History

ANSALDO SIGNAL NV ORD
ASIGF


U.S. Dollar

                   Date                 Close                    VOL

            11-Feb-1997                6.7500                10.3000
            12-Feb-1997                7.0000                 0.5000
            13-Feb-1997                6.7500                 0.5000
            14-Feb-1997                7.0000                 1.4000
            18-Feb-1997                6.8750                 4.6000
            19-Feb-1997                6.8750                 6.7000
            20-Feb-1997                7.0000                 1.0000
            21-Feb-1997                7.0000                 4.3000
            24-Feb-1997                6.7500                11.7000
            25-Feb-1997                6.7500                 2.4000
            26-Feb-1997                6.7500                 1.4000
            27-Feb-1997                6.7500                 0.3000
            28-Feb-1997                6.7500                 1.9000
            03-Mar-1997                6.7500                 2.4000
            04-Mar-1997                6.7500                 1.3000
            05-Mar-1997                6.2500                 2.2000
            06-Mar-1997                6.7500                 2.3000
            07-Mar-1997                6.6250                 3.4000
            10-Mar-1997                6.7500                 1.0000
            11-Mar-1997                6.7500                 0.5000
            12-Mar-1997                6.3750                 2.0000
            13-Mar-1997                6.2500                 2.0000
            14-Mar-1997                6.7500                 0.9000
            17-Mar-1997                6.2500                 2.1000
            18-Mar-1997                6.3750                 9.6000
            19-Mar-1997                6.6250                15.1000
            20-Mar-1997                6.7500                 0.8000
            21-Mar-1997                6.5000                 2.8000
            24-Mar-1997                6.3750                 5.0000
            25-Mar-1997                6.3750                 0.4000
            26-Mar-1997                6.6250                 1.2000
            27-Mar-1997                6.3750                 4.9000
            31-Mar-1997                6.7500                 0.9000
            01-Apr-1997                6.3750                 0.4000
            02-Apr-1997                6.5625                 2.9000
            03-Apr-1997                6.3750                 2.2000
            04-Apr-1997                6.6250                 1.8000
            07-Apr-1997                6.7500                 1.3000
            08-Apr-1997                6.7500                 1.9000
            09-Apr-1997                6.3750                 0.4000
            10-Apr-1997                6.3750                 4.7000
            11-Apr-1997                6.5000                 6.4000
            14-Apr-1997                6.3750                 1.5000
            15-Apr-1997                6.5000                22.3000
            16-Apr-1997                6.3750                 0.6000
            17-Apr-1997                6.1250                 0.6000
            18-Apr-1997                6.5000                 0.6000
            21-Apr-1997                6.5000                 1.5000
            22-Apr-1997                6.1250                 1.0000
            23-Apr-1997                6.0000                 7.5000
            24-Apr-1997                6.5000                 0.4000
            25-Apr-1997                6.1250                 1.3000
            28-Apr-1997                6.5000                 0.2000
            29-Apr-1997                6.1250                 0.5000
            30-Apr-1997                6.3750                 1.5000
            01-May-1997                6.1250                 3.5000
            02-May-1997                6.1250                 9.4000
            05-May-1997                6.5000                 1.1000
            06-May-1997                6.1250                 4.5000
            07-May-1997                6.1250                 0.1000
            08-May-1997                6.1250                 6.3000
            09-May-1997                6.1250                 8.8000
            12-May-1997                6.2500                 1.3000
            13-May-1997                6.2500                 0.7000
            14-May-1997                6.2500                 0.4000
            15-May-1997                5.8750                 1.3000
            16-May-1997                5.8750                 0.6000
            19-May-1997                5.8750                 0.4000
            20-May-1997                5.8750                 0.5000
            21-May-1997                5.8750                 1.1000
            22-May-1997                5.8750                 0.8000
            23-May-1997                5.8750                 1.0000
            27-May-1997                6.2500                 4.5000
            28-May-1997                5.7500                 7.6000
            29-May-1997                5.8750                 0.8000
            30-May-1997                5.8750                 0.7000
            02-Jun-1997                5.6250                 0.3000
            03-Jun-1997                5.7500                 3.7000
            04-Jun-1997                5.3750                14.5000
            05-Jun-1997                5.3750                 7.6000
            06-Jun-1997                5.3750                 8.2000
            09-Jun-1997                5.3750                 3.1000
            10-Jun-1997                5.1250                 0.7000
            11-Jun-1997                5.5000                 0.6000
            12-Jun-1997                5.3750                 4.8000
            13-Jun-1997                5.5000                 2.2000
            16-Jun-1997                5.3125          #N/A
            17-Jun-1997                5.1250                 7.5000
            18-Jun-1997                5.2500                 4.5000
            19-Jun-1997                5.1250                 0.4000
            20-Jun-1997                4.8750                 7.5000
            23-Jun-1997                4.8750                 1.7000
            24-Jun-1997                4.8750                 4.2000
            25-Jun-1997                4.6250                 4.9000
            26-Jun-1997                4.6250                 2.5000
            27-Jun-1997                4.6250                 2.1000
            30-Jun-1997                4.3750                 5.2000
            01-Jul-1997                4.3750                 2.4000
            02-Jul-1997                4.5000                17.2000
            03-Jul-1997                4.5000                 0.7000
            07-Jul-1997                4.5000                 0.5000
            08-Jul-1997                4.5000                 0.7000
            09-Jul-1997                4.2500                 3.2000
            10-Jul-1997                4.2500                 3.5000
            11-Jul-1997                4.0000                22.1000
            14-Jul-1997                4.0000                 3.0000
            15-Jul-1997                3.8750                 3.8000
            16-Jul-1997                4.0000                 6.9000
            17-Jul-1997                4.0000                 1.6000
            18-Jul-1997                4.0000                 3.1000
            21-Jul-1997                4.0000                 2.3000
            22-Jul-1997                4.0000                 5.8000
            23-Jul-1997                4.0000                 1.6000
            24-Jul-1997                3.8750                 0.9000
            25-Jul-1997                3.8750                 0.3000
            28-Jul-1997                3.8750                19.1000
            29-Jul-1997                4.1250                 3.2000
            30-Jul-1997                4.0000                 0.4000
            31-Jul-1997                4.0000                29.3000
            01-Aug-1997                3.7500                 0.8000
            04-Aug-1997                4.0000                 5.5000
            05-Aug-1997                4.0000                 3.4000
            06-Aug-1997                4.0000                 5.9000
            07-Aug-1997                4.0000                 0.4000
            08-Aug-1997                4.0000                13.6000
            11-Aug-1997                4.0625                71.2000
            12-Aug-1997                4.3750                20.0000
            13-Aug-1997                4.2500                11.1000
            14-Aug-1997                4.6250                24.9000
            15-Aug-1997                4.6250                 5.8000
            18-Aug-1997                4.4375                12.3000
            19-Aug-1997                4.6250                 4.6000
            20-Aug-1997                4.6250                24.5000
            21-Aug-1997                4.8750                73.4000
            22-Aug-1997                4.8750                28.0000
            25-Aug-1997                5.2500                11.1000
            26-Aug-1997                5.5000                17.7000
            27-Aug-1997                5.5000                44.0000
            28-Aug-1997                5.2500               149.2000
            29-Aug-1997                5.2500                12.5000
            02-Sep-1997                5.1250                 4.2000
            03-Sep-1997                5.1250                15.8000
            04-Sep-1997                5.1250                 5.6000
            05-Sep-1997                5.1250                 2.2000
            08-Sep-1997                5.1875                 2.9000
            09-Sep-1997                5.5000                 4.1000
            10-Sep-1997                5.1875                 1.3000
            11-Sep-1997                5.3125                14.6000
            12-Sep-1997                5.3125                 0.4000
            15-Sep-1997                5.1250                 1.0000
            16-Sep-1997                5.1250                 0.5000
            17-Sep-1997                5.1250                 0.1000
            18-Sep-1997                5.5000                 0.4000
            19-Sep-1997                5.2500                16.8000
            22-Sep-1997                5.5000                 0.2000
            23-Sep-1997                5.3750               166.4000
            24-Sep-1997                5.3750          #N/A
            25-Sep-1997                5.2500                 1.0000
            26-Sep-1997                5.3750                 6.2000
            29-Sep-1997                5.3750                30.0000
            30-Sep-1997                5.2500                 0.4000
            01-Oct-1997                5.2500                 0.4000
            02-Oct-1997                5.3750                10.3000
            03-Oct-1997                5.5000                66.5000
            06-Oct-1997                5.5000               118.4000
            07-Oct-1997                5.5000                 9.9000
            08-Oct-1997                5.3750                 3.3000
            09-Oct-1997                5.2500                 4.3000
            10-Oct-1997                5.3750                 3.6000
            13-Oct-1997                5.2500                 5.0000
            14-Oct-1997                5.2500                10.0000
            15-Oct-1997                5.3125                45.6000
            16-Oct-1997                5.2500                11.2000
            17-Oct-1997                5.1250                46.0000
            20-Oct-1997                5.1250                 0.1000
            21-Oct-1997                5.2500                 0.8000
            22-Oct-1997                5.1250                32.6000
            23-Oct-1997                5.2500                 0.3000
            24-Oct-1997                5.1250                 2.0000
            27-Oct-1997                5.1250                 2.0000
            28-Oct-1997                5.2500                11.3000
            29-Oct-1997                5.1875                13.7000
            30-Oct-1997                5.1250                 6.0000
            31-Oct-1997                5.0000                 0.3000
            03-Nov-1997                5.0625          #N/A
            04-Nov-1997                5.0625          #N/A
            05-Nov-1997                5.0000                 0.1000
            06-Nov-1997                5.1250                 1.4000
            07-Nov-1997                5.0000                 0.6000
            10-Nov-1997                5.1250                 0.4000
            11-Nov-1997                5.0625                45.9000
            12-Nov-1997                5.0625                 9.9000
            13-Nov-1997                4.8750                17.9000
            14-Nov-1997                4.6250                 4.6000
            17-Nov-1997                4.7500                 4.8000
            18-Nov-1997                4.5000                13.1000
            19-Nov-1997                4.5000                 2.5000
            20-Nov-1997                4.5000                 3.6000
            21-Nov-1997                4.5000                 3.0000
            24-Nov-1997                4.5000                30.4000
            25-Nov-1997                4.5000                 2.0000
            26-Nov-1997                4.5625                 1.5000
            28-Nov-1997                4.5313          #N/A
            01-Dec-1997                4.5000                 5.3000
            02-Dec-1997                4.5000                 1.1000
            03-Dec-1997                4.5000                10.0000
            04-Dec-1997                4.4375                 3.4000
            05-Dec-1997                4.4375                 6.0000
            08-Dec-1997                4.3750                 4.2000
            09-Dec-1997                4.3750                 2.5000
            10-Dec-1997                4.4375                16.5000
            11-Dec-1997                4.5000                10.6000
            12-Dec-1997                4.3750                 6.0000
            15-Dec-1997                4.5000                40.0000
            16-Dec-1997                4.1250                31.2000
            17-Dec-1997                4.1250                 0.9000
            18-Dec-1997                4.2500                 7.2000
            19-Dec-1997                4.1250                 2.7000
            22-Dec-1997                4.1250                16.2000
            23-Dec-1997                3.5000                16.5000
            24-Dec-1997                3.2500                40.6000
            26-Dec-1997                3.2500                16.5000
            29-Dec-1997                3.5000                66.7000
            30-Dec-1997                3.2500                38.8000
            31-Dec-1997                3.1250                76.4000
            02-Jan-1998                3.2500                32.1000
            05-Jan-1998                3.1250                 2.4000
            06-Jan-1998                3.1875                 4.0000
            07-Jan-1998                3.1250                 2.7000
            08-Jan-1998                3.5625                62.0000
            09-Jan-1998                3.6250                25.9000
            12-Jan-1998                3.5000                 5.9000
            13-Jan-1998                3.3750                 3.6000
            14-Jan-1998                3.3750                 0.7000
            15-Jan-1998                3.6250                 2.4000
            16-Jan-1998                4.1250                 1.6000
            20-Jan-1998                3.8750                 1.5000
            21-Jan-1998                3.8750                 6.3000
            22-Jan-1998                3.8750                15.9000
            23-Jan-1998                3.8750                 4.2000
            26-Jan-1998                3.8750                 2.2000
            27-Jan-1998                3.8750                 1.2000
            28-Jan-1998                3.8750                 2.6000
            29-Jan-1998                4.0625                19.1000
            30-Jan-1998                4.1875                 2.1000
            02-Feb-1998                4.2500                 3.7000
            03-Feb-1998                4.0000                 1.3000
            04-Feb-1998                4.2500                22.2000
            05-Feb-1998                4.2500                 2.2000
            06-Feb-1998                4.2500                12.8000
            09-Feb-1998                4.2500                 2.3000
            10-Feb-1998                4.3750                15.1000
            11-Feb-1998                4.9375                81.9000
            12-Feb-1998                5.3125                14.8000
            13-Feb-1998                5.0000                 3.5000
            17-Feb-1998                4.8750                 4.7000
            18-Feb-1998                5.0000                 7.5000
            19-Feb-1998                5.1250                 3.6000
            20-Feb-1998                5.5000                 3.0000
            23-Feb-1998                5.1250                 2.8000
            24-Feb-1998                5.1250                 1.6000
            25-Feb-1998                5.1250                 1.4000
            26-Feb-1998                5.1250                 2.3000
            27-Feb-1998                5.1250                 2.2000
            02-Mar-1998                5.2500                 0.6000
            03-Mar-1998                5.0000                19.9000
            04-Mar-1998                5.0000                 0.6000
            05-Mar-1998                4.8750                 1.7000
            06-Mar-1998                5.0000                 0.6000
            09-Mar-1998                4.8750                 2.3000
            10-Mar-1998                5.3125          #N/A
            11-Mar-1998                5.0000                 0.7000
            12-Mar-1998                5.0000                 0.5000
            13-Mar-1998                5.0000                 2.0000
            16-Mar-1998                5.3125          #N/A
            17-Mar-1998                5.0000                 6.5000
            18-Mar-1998                5.0000                67.8000
            19-Mar-1998                5.0000                 0.7000
            20-Mar-1998                4.8750                 4.7000
            23-Mar-1998                4.8750                 1.8000
            24-Mar-1998                4.8750                 0.7000
            25-Mar-1998                4.8750                 1.6000
            26-Mar-1998                4.5000                 2.7000
            27-Mar-1998                4.5000                 0.2000
            30-Mar-1998                4.6250                 8.6000
            31-Mar-1998                4.5000                 1.2000
            01-Apr-1998                4.4375                15.5000
            02-Apr-1998                4.2500                 2.1000
            03-Apr-1998                4.2500                 2.7000
            06-Apr-1998                4.1250                 7.8000
            07-Apr-1998                4.1250                 2.7000
            08-Apr-1998                4.1250                 8.9000
            09-Apr-1998                4.1250                 1.8000
            13-Apr-1998                4.1250                 5.8000
            14-Apr-1998                4.1250                10.5000
            15-Apr-1998                4.1250                 7.0000
            16-Apr-1998                4.1875                25.6000
            17-Apr-1998                3.9375                 2.8000
            20-Apr-1998                4.0000                 5.4000
            21-Apr-1998                4.1250                 3.9000
            22-Apr-1998                4.0625                 5.9000
            23-Apr-1998                4.8750                11.1000
            24-Apr-1998                4.1250                 3.4000
            27-Apr-1998                4.2500                 1.4000
            28-Apr-1998                4.2500                 2.3000
            29-Apr-1998                4.3750                 3.2000
            30-Apr-1998                4.0000                 9.1000
            01-May-1998                4.0000                 4.9000
            04-May-1998                4.1250                 3.6000
            05-May-1998                4.0000                 6.9000
            06-May-1998                4.0000                12.1000
            07-May-1998                4.0625                 4.7000
            08-May-1998                4.0000                 7.0000
            11-May-1998                3.7500                 3.0000
            12-May-1998                3.8750                 9.3000
            13-May-1998                3.6250                 5.3000
            14-May-1998                3.6875                26.9000
            15-May-1998                3.6875                 2.6000
            18-May-1998                3.6875                 9.5000
            19-May-1998                3.6875                 5.4000
            20-May-1998                3.6875                 5.9000
            21-May-1998                4.1250              1173.4000
            22-May-1998                4.4375                 1.8000
            26-May-1998                4.2188          #N/A
            27-May-1998                3.8750                 3.5000
            28-May-1998                3.8750                 0.4000
            29-May-1998                4.1250                 3.1000
            01-Jun-1998                4.0000                29.2000
            02-Jun-1998                3.8750                17.6000
            03-Jun-1998                4.1250               250.5000
            04-Jun-1998                4.0000                12.0000
            05-Jun-1998                4.0000                13.2000
            08-Jun-1998                4.0000                 5.0000
            09-Jun-1998                4.0000                 1.2000
            10-Jun-1998                3.8750                 8.1000
            11-Jun-1998                3.8750                 2.0000
            12-Jun-1998                4.0000                20.0000
            15-Jun-1998                3.8750                10.1000
            16-Jun-1998                3.8750                12.7000
            17-Jun-1998                4.0000          #N/A
            18-Jun-1998                4.0000                 1.2000
            19-Jun-1998                4.0000                 1.2000
            22-Jun-1998                4.3750                 0.5000
            23-Jun-1998                4.0000                 5.7000
            24-Jun-1998                4.0000                 1.0000
            25-Jun-1998                4.0000                 1.6000
            26-Jun-1998                4.2500          #N/A
            29-Jun-1998                4.5000                 2.4000
            30-Jun-1998                4.3438          #N/A
            01-Jul-1998                4.3438          #N/A
            02-Jul-1998                4.2500                 1.7000
            06-Jul-1998                4.2500                 0.6000
            07-Jul-1998                4.2500                 0.5000
            08-Jul-1998                4.2500                 0.6000
            09-Jul-1998                4.2500                26.7000
            10-Jul-1998                4.1250                 5.2000
            13-Jul-1998                4.1875                 0.6000
            14-Jul-1998                4.3125                 5.4000
            15-Jul-1998                4.2188          #N/A
            16-Jul-1998                4.2500          #N/A
            17-Jul-1998                4.2500                 8.0000
            20-Jul-1998                4.5000                 5.9000
            21-Jul-1998                4.2500                 1.0000
            22-Jul-1998                4.5000               232.1000
            23-Jul-1998                4.3750                 3.5000
            24-Jul-1998                4.3750                34.0000
            27-Jul-1998                4.4375                13.5000
            28-Jul-1998                4.4375                 5.5000
            29-Jul-1998                4.0625                 6.0000
            30-Jul-1998                3.8750                17.7000
            31-Jul-1998                4.0625          #N/A
            03-Aug-1998                4.2500                 0.5000
            04-Aug-1998                4.0625          #N/A
            05-Aug-1998                4.0000                 2.1000
            06-Aug-1998                3.8125                15.0000
            07-Aug-1998                3.7500                 2.0000
            10-Aug-1998                4.0000          #N/A
            11-Aug-1998                3.7500                10.0000
            12-Aug-1998                3.6250                 1.6000
            13-Aug-1998                3.6875          #N/A
            14-Aug-1998                3.6250                 0.7000
            17-Aug-1998                3.3750                10.7000
            18-Aug-1998                3.3750                 2.6000
            19-Aug-1998                3.2500          #N/A
            20-Aug-1998                3.1250                74.0000
            21-Aug-1998                2.8750                 7.6000
            24-Aug-1998                2.8125                17.3000
            25-Aug-1998                2.7500                 2.2000
            26-Aug-1998                2.8750                 0.5000
            27-Aug-1998                2.6875                 0.2000
            28-Aug-1998                2.5625                 9.1000
            31-Aug-1998                2.8125                 1.2000
            01-Sep-1998                2.7500                 2.0000
            02-Sep-1998                2.7500                 2.2000
            03-Sep-1998                3.0000                 2.8000
            04-Sep-1998                2.7500                 1.0000
            08-Sep-1998                3.0000                 1.0000
            09-Sep-1998                2.9063          #N/A
            10-Sep-1998                2.9063          #N/A
            11-Sep-1998                3.0625                 2.0000
            14-Sep-1998                2.8125                 2.2000
            15-Sep-1998                3.0000                 3.2000
            16-Sep-1998                3.1250          #N/A
            17-Sep-1998                3.1250          #N/A
            18-Sep-1998                3.1250          #N/A
            21-Sep-1998                3.3125          #N/A
            22-Sep-1998                3.1250                10.2000
            23-Sep-1998                3.3750          #N/A
            24-Sep-1998                3.6250                 1.9000
            25-Sep-1998                3.5000          #N/A
            28-Sep-1998                3.7500                 1.8000
            29-Sep-1998                3.5000          #N/A
            30-Sep-1998                3.5000          #N/A
            01-Oct-1998                3.5000          #N/A
            02-Oct-1998                3.2500                 0.6000
            05-Oct-1998                3.2500                 3.1000
            06-Oct-1998                3.1250                 5.3000
            07-Oct-1998                3.1250                 0.9000
            08-Oct-1998                2.5000                28.1000
            09-Oct-1998                2.6250                10.1000
            12-Oct-1998                2.7500                 7.9000
            13-Oct-1998                2.5000                 5.8000
            14-Oct-1998                2.3125                60.0000
            15-Oct-1998                2.7500                19.0000
            16-Oct-1998                2.8750                 2.7000
            19-Oct-1998                4.0000               121.4000
            20-Oct-1998                4.0000               158.1000
            21-Oct-1998                4.2500                 1.4000
            22-Oct-1998                3.7500                 0.4000
            23-Oct-1998                4.2500                 6.4000
            26-Oct-1998                4.2500                 3.4000
            27-Oct-1998                3.9375          #N/A
            28-Oct-1998                3.7500                 3.3000
            29-Oct-1998                3.8750          #N/A
            30-Oct-1998                3.7500                 0.4000
            02-Nov-1998                3.8750          #N/A
            03-Nov-1998                3.7500                 0.2000
            04-Nov-1998                3.7500                 2.0000
            05-Nov-1998                3.8750          #N/A
            06-Nov-1998                3.8750          #N/A
            09-Nov-1998                4.2500                 1.5000
            10-Nov-1998                3.8750          #N/A
            11-Nov-1998                3.7500                 0.7000
            12-Nov-1998                4.0000                 9.2000
            13-Nov-1998                4.1250          #N/A
            16-Nov-1998                4.1250          #N/A
            17-Nov-1998                4.0625                 2.4000
            18-Nov-1998                4.0000                 3.5000
            19-Nov-1998                4.2500          #N/A
            20-Nov-1998                4.0000                 1.2000
            23-Nov-1998                4.1875                 0.5000
            24-Nov-1998                4.1250          #N/A
            25-Nov-1998                4.2500                 0.6000
            27-Nov-1998                4.0000                 1.6000
            30-Nov-1998                4.0000                 9.5000
            01-Dec-1998                4.4375                17.1000
            02-Dec-1998                4.5000                26.8000
            03-Dec-1998                4.3750                 1.3000
            04-Dec-1998                4.3750                 0.1000
            07-Dec-1998                4.5000                 0.8000
            08-Dec-1998                4.5000                 1.5000
            09-Dec-1998                4.2500                 1.1000
            10-Dec-1998                4.2500                 0.5000
            11-Dec-1998                4.3125          #N/A
            14-Dec-1998                4.2500                 5.1000
            15-Dec-1998                4.3125          #N/A
            16-Dec-1998                4.1875          #N/A
            17-Dec-1998                4.1250                 2.0000
            18-Dec-1998                3.8750                 8.8000
            21-Dec-1998                4.0000                 5.3000
            22-Dec-1998                3.7500                 1.0000
            23-Dec-1998                3.5000                 6.4000
            24-Dec-1998                3.7500                 2.0000
            28-Dec-1998                3.1875                 6.0000
            29-Dec-1998                3.1250                 8.5000
            30-Dec-1998                2.8750                 4.8000
            31-Dec-1998                3.1250                11.6000
            04-Jan-1999                3.0313          #N/A
            05-Jan-1999                3.0313          #N/A
            06-Jan-1999                3.4375                 4.8000
            07-Jan-1999                3.2188          #N/A
            08-Jan-1999                3.1250                11.2000
            11-Jan-1999                3.5000                 5.6000
            12-Jan-1999                3.2500          #N/A
            13-Jan-1999                3.1250          #N/A
            14-Jan-1999                3.1250                 0.9000
            15-Jan-1999                3.1250                 0.2000
            19-Jan-1999                3.3750                17.0000
            20-Jan-1999                3.2500          #N/A
            21-Jan-1999                3.1250          #N/A
            22-Jan-1999                3.1250                 0.3000
            25-Jan-1999                3.0000                 8.9000
            26-Jan-1999                3.0000                13.0000
            27-Jan-1999                3.0000                 6.1000
            28-Jan-1999                3.2500                 3.0000
            29-Jan-1999                3.1250          #N/A
            01-Feb-1999                3.2500                 5.8000
            02-Feb-1999                3.1250          #N/A
            03-Feb-1999                3.1250          #N/A
            04-Feb-1999                3.1250          #N/A
            05-Feb-1999                3.1250          #N/A
            08-Feb-1999                3.2500                 0.1000
            09-Feb-1999                3.1250          #N/A
            10-Feb-1999                3.1250          #N/A
            11-Feb-1999                3.2500                 0.1000
            12-Feb-1999                3.1250          #N/A
            16-Feb-1999                3.2500                 2.8000
            17-Feb-1999                3.2500          #N/A
            18-Feb-1999                3.2500                 5.0000
            19-Feb-1999                3.3750                 5.0000
            22-Feb-1999                3.7500                15.9000
            23-Feb-1999                3.8750                 2.1000
            24-Feb-1999                3.6250                 2.0000
            25-Feb-1999                3.6250                10.9000
            26-Feb-1999                3.6250                 0.2000
            01-Mar-1999                3.5000                11.7000
            02-Mar-1999                3.6250                 1.8000
            03-Mar-1999                3.5000                 3.8000
            04-Mar-1999                3.7188          #N/A
            05-Mar-1999                3.5000                 8.2000
            08-Mar-1999                3.6250                 0.5000
            09-Mar-1999                3.6250                 0.1000
            10-Mar-1999                3.5625          #N/A
            11-Mar-1999                3.7500               150.0000
            12-Mar-1999                3.8750                75.1000
            15-Mar-1999                4.2500                 7.1000
            16-Mar-1999                4.0000                 2.0000
            17-Mar-1999                3.5000                 0.5000
            18-Mar-1999                4.0000                 1.3000
            19-Mar-1999                3.8750          #N/A
            22-Mar-1999                4.0625          #N/A
            23-Mar-1999                3.7500                 0.3000
            24-Mar-1999                4.1250          #N/A
            25-Mar-1999                4.1250          #N/A
            26-Mar-1999                4.5000                 2.6000
            29-Mar-1999                3.7500                 0.7000
            30-Mar-1999                3.7500                 0.6000
            31-Mar-1999                4.1250          #N/A
            01-Apr-1999                4.1250          #N/A
            05-Apr-1999                3.7500                 3.0000
            06-Apr-1999                3.8750          #N/A
            07-Apr-1999                3.9063          #N/A
            08-Apr-1999                3.8438                 7.7000
            09-Apr-1999                3.8438                 7.0000
            12-Apr-1999                3.7500                 1.1000
            13-Apr-1999                3.8750          #N/A
            14-Apr-1999                3.8750          #N/A
            15-Apr-1999                3.7500                 0.2000
            16-Apr-1999                3.8750          #N/A
            19-Apr-1999                4.0000                 2.7000
            20-Apr-1999                3.6250                 0.6000
            21-Apr-1999                3.6250                 6.8000
            22-Apr-1999                3.3750          #N/A
            23-Apr-1999                3.1250                 0.4000
            26-Apr-1999                4.1250                 2.2000
            27-Apr-1999                4.1250                 0.3000
            28-Apr-1999                3.7500                 0.6000
            29-Apr-1999                3.5000                 1.8000
            30-Apr-1999                3.7500                 2.0000
            03-May-1999                3.8750                 2.0000
            04-May-1999                3.7500                 1.2000
            05-May-1999                3.6250                 0.8000
            06-May-1999                3.6250                 6.7000
            07-May-1999                3.7500          #N/A
            10-May-1999                3.8750                 0.7000
            11-May-1999                3.6250                 3.4000
            12-May-1999                3.7500          #N/A
            13-May-1999                3.6250                 5.1000
            14-May-1999                3.6250                 7.9000
            17-May-1999                3.6250                14.5000
            18-May-1999                3.5625          #N/A
            19-May-1999                3.6250                 1.6000
            20-May-1999                3.5625          #N/A
            21-May-1999                3.5625          #N/A
            24-May-1999                3.5625          #N/A
            25-May-1999                3.6250                 3.0000
            26-May-1999                3.5625          #N/A
            27-May-1999                3.5000                 3.9000
            28-May-1999                3.5625          #N/A
            01-Jun-1999                3.5000                 1.1000
            02-Jun-1999                3.4375          #N/A
            03-Jun-1999                3.4375          #N/A
            04-Jun-1999                3.4375          #N/A
            07-Jun-1999                3.6250                13.0000
            08-Jun-1999                3.2500                 0.1000
            09-Jun-1999                3.5000                 2.0000
            10-Jun-1999                3.2500                 1.0000
            11-Jun-1999                3.6250                 0.4000
            14-Jun-1999                3.4375          #N/A
            15-Jun-1999                3.6250                 0.4000
            16-Jun-1999                3.3750                 2.0000
            17-Jun-1999                3.3750          #N/A
            18-Jun-1999                3.3750          #N/A
            21-Jun-1999                3.1250                10.5000
            22-Jun-1999                3.1250                 8.9000
            23-Jun-1999                3.2813          #N/A
            24-Jun-1999                3.2813          #N/A
            25-Jun-1999                3.2813          #N/A
            28-Jun-1999                3.2813          #N/A
            29-Jun-1999                3.2813          #N/A
            30-Jun-1999                3.2500          #N/A
            01-Jul-1999                3.2813          #N/A
            02-Jul-1999                3.1250                 0.1000
            06-Jul-1999                3.1250                 0.8000
            07-Jul-1999                3.2188          #N/A
            08-Jul-1999                3.2813          #N/A
            09-Jul-1999                3.0625                 1.4000
            12-Jul-1999                3.0625                 1.3000
            13-Jul-1999                3.1250                 1.0000
            14-Jul-1999                3.0000                 3.0000
            15-Jul-1999                3.0000                 3.0000
            16-Jul-1999                3.0000                 1.5000
            19-Jul-1999                3.1250          #N/A
            20-Jul-1999                3.1250          #N/A
            21-Jul-1999                3.0000                 0.6000
            22-Jul-1999                3.1250          #N/A
            23-Jul-1999                3.1250          #N/A
            26-Jul-1999                3.0625          #N/A
            27-Jul-1999                3.0625          #N/A
            28-Jul-1999                3.0625          #N/A
            29-Jul-1999                3.0625          #N/A
            30-Jul-1999                3.0625          #N/A
            02-Aug-1999                3.0000                 0.4000
            03-Aug-1999                3.0625          #N/A
            04-Aug-1999                3.0000                 0.6000
            05-Aug-1999                3.0625          #N/A
            06-Aug-1999                3.0625          #N/A
            09-Aug-1999                3.0625          #N/A
            10-Aug-1999                3.0625          #N/A
            11-Aug-1999                3.0000                 2.6000
            12-Aug-1999                2.9375          #N/A
            13-Aug-1999                2.7500                 0.9000
            16-Aug-1999                2.9688          #N/A
            17-Aug-1999                2.9688          #N/A
            18-Aug-1999                2.9688          #N/A
            19-Aug-1999                2.9688          #N/A
            20-Aug-1999                3.0000                 0.5000
            23-Aug-1999                3.0000          #N/A
            24-Aug-1999                2.8125                 0.8000
            25-Aug-1999                2.9063          #N/A
            26-Aug-1999                2.8125                 3.0000
            27-Aug-1999                2.8750          #N/A
            30-Aug-1999                2.9375                 3.5000
            31-Aug-1999                2.8125                 0.5000
            01-Sep-1999                2.8125                 1.0000
            02-Sep-1999                2.8750                 2.0000
            03-Sep-1999                2.8750                 3.9000
            07-Sep-1999                2.5000                 0.1000
            08-Sep-1999                2.8125          #N/A
            09-Sep-1999                2.8125          #N/A
            10-Sep-1999                2.7500                 1.2000
            13-Sep-1999                2.8125          #N/A
            14-Sep-1999                2.8125          #N/A
            15-Sep-1999                2.7500          #N/A
            16-Sep-1999                2.7500          #N/A
            17-Sep-1999                2.8750                 1.0000
            20-Sep-1999                2.7500                 1.5000
            21-Sep-1999                2.8750                 5.0000
            22-Sep-1999                2.7813          #N/A
            23-Sep-1999                2.7813          #N/A
            24-Sep-1999                2.7813          #N/A
            27-Sep-1999                2.6875                 4.0000
            28-Sep-1999                2.7500                 3.0000
            29-Sep-1999                2.6250                74.6000
            30-Sep-1999                2.6250               286.6000
            01-Oct-1999                2.6250          #N/A
            04-Oct-1999                2.5625                36.5000
            05-Oct-1999                2.7500                 9.6000
            06-Oct-1999                2.5000                 7.1000
            07-Oct-1999                2.5000                 0.3000
            08-Oct-1999                2.7500                 4.0000
            11-Oct-1999                2.6875          #N/A
            12-Oct-1999                2.7500                12.8000
            13-Oct-1999                2.6250                16.3000
            14-Oct-1999                2.5625          #N/A
            15-Oct-1999                2.5625          #N/A
            18-Oct-1999                2.5781          #N/A
            19-Oct-1999                2.4688                 1.5000
            20-Oct-1999                2.6563                 2.3000
            21-Oct-1999                2.5625          #N/A
            22-Oct-1999                2.5625          #N/A
            25-Oct-1999                2.6875                 0.3000
            26-Oct-1999                2.6250                 8.2000
            27-Oct-1999                2.5781          #N/A
            28-Oct-1999                2.9375                 2.4000
            29-Oct-1999                2.5625                 2.5000
            01-Nov-1999                2.7188          #N/A
            02-Nov-1999                2.6563          #N/A
            03-Nov-1999                2.7500                 6.0000
            04-Nov-1999                2.7188          #N/A
            05-Nov-1999                2.7188          #N/A
            08-Nov-1999                2.8125                 3.7000
            09-Nov-1999                2.7188          #N/A
            10-Nov-1999                2.7500                 1.0000
            11-Nov-1999                2.5625                 3.9000
            12-Nov-1999                2.5000                 5.3000
            15-Nov-1999                2.3750                 0.1000
            16-Nov-1999                2.2500                 0.3000
            17-Nov-1999                2.7500                 2.7000
            18-Nov-1999                2.6250                 1.4000
            19-Nov-1999                2.6250                 8.0000
            22-Nov-1999                2.6250                 1.1000
            23-Nov-1999                2.6875          #N/A
            24-Nov-1999                2.7500                 4.2000
            26-Nov-1999                2.5625          #N/A
            29-Nov-1999                2.5625          #N/A
            30-Nov-1999                2.6875          #N/A
            01-Dec-1999                2.6250                 0.7000
            02-Dec-1999                2.6250                 0.2000
            03-Dec-1999                2.3750                 1.3000
            06-Dec-1999                2.6875                 5.0000
            07-Dec-1999                2.5625          #N/A
            08-Dec-1999                2.5625          #N/A
            09-Dec-1999                2.3750                 3.0000
            10-Dec-1999                2.4375          #N/A
            13-Dec-1999                2.3750                 2.2000
            14-Dec-1999                2.5000                 4.0000
            15-Dec-1999                2.2500                14.3000
            16-Dec-1999                2.2500                 1.1000
            17-Dec-1999                2.1250                 4.7000
            20-Dec-1999                2.1875                14.0000
            21-Dec-1999                2.1875                 1.7000
            22-Dec-1999                2.1250                13.7000
            23-Dec-1999                2.0625                 7.9000
            27-Dec-1999                2.0000                14.9000
            28-Dec-1999                2.0000                38.8000
            29-Dec-1999                1.9375                 9.3000
            30-Dec-1999                1.6875                27.6000
            31-Dec-1999                2.0000                21.4000
            03-Jan-2000                2.0000          #N/A
            04-Jan-2000                2.0625          #N/A
            05-Jan-2000                2.0625          #N/A
            06-Jan-2000                2.2500                41.3000
            07-Jan-2000                2.2188                 0.3000
            10-Jan-2000                2.2500                 1.0000
            11-Jan-2000                2.2500                 5.2000
            12-Jan-2000                2.2500                 1.0000
            13-Jan-2000                2.3125                 5.3000
            14-Jan-2000                2.2188                 7.2000
            18-Jan-2000                2.3750                 8.7000
            19-Jan-2000                2.5000                12.0000
            20-Jan-2000                3.7500               177.2000
            21-Jan-2000                3.6875          #N/A
            24-Jan-2000                3.5000                83.7000
            25-Jan-2000                3.5313                12.4000
            26-Jan-2000                3.5000                 7.3000
            27-Jan-2000                3.5625                 9.6000
            28-Jan-2000                3.6250                 1.6000
            31-Jan-2000                3.5000                14.3000
            01-Feb-2000                3.6250                73.2000
            02-Feb-2000                3.5938          #N/A
            03-Feb-2000                3.6250                16.7000
            04-Feb-2000                3.6875                13.6000
            07-Feb-2000                3.6875          #N/A
            08-Feb-2000                3.8125                 5.5000
            09-Feb-2000                3.7500                 9.0000
            10-Feb-2000                3.7813          #N/A
            11-Feb-2000                3.6875                11.5000

                                  [LINE GRAPH]



                        Ansaldo Signal NV       S&P 500        Rail Supply
                                                             Equipment Index

        11-Feb-1999                 1.000         1.00            1.00
        12-Feb-1999                 0.962         0.98            1.00
        15-Feb-1999                 0.962         0.98            1.00
        16-Feb-1999                 1.000         0.99            0.99
        17-Feb-1999                 1.000         0.98            0.97
        18-Feb-1999                 1.000         0.99            0.97
        19-Feb-1999                 1.038         0.99            0.96
        22-Feb-1999                 1.154         1.01            0.97
        23-Feb-1999                 1.192         1.01            0.98
        24-Feb-1999                 1.115         1.00            0.98
        25-Feb-1999                 1.115         0.99            0.99
        26-Feb-1999                 1.115         0.99            0.99
        01-Mar-1999                 1.077         0.99            1.00
        02-Mar-1999                 1.115         0.98            1.02
        03-Mar-1999                 1.077         0.98            1.01
        04-Mar-1999                 1.144         0.99            1.02
        05-Mar-1999                 1.077         1.02            1.02
        08-Mar-1999                 1.115         1.02            0.99
        09-Mar-1999                 1.115         1.02            0.99
        10-Mar-1999                 1.096         1.03            1.00
        11-Mar-1999                 1.154         1.03            1.00
        12-Mar-1999                 1.192         1.03            0.99
        15-Mar-1999                 1.308         1.04            1.00
        16-Mar-1999                 1.231         1.04            0.99
        17-Mar-1999                 1.077         1.03            0.99
        18-Mar-1999                 1.231         1.05            0.98
        19-Mar-1999                 1.192         1.04            0.97
        22-Mar-1999                 1.250         1.03            0.95
        23-Mar-1999                 1.154         1.01            0.94
        24-Mar-1999                 1.269         1.01            0.94
        25-Mar-1999                 1.269         1.03            0.94
        26-Mar-1999                 1.385         1.02            0.95
        29-Mar-1999                 1.154         1.04            0.97
        30-Mar-1999                 1.154         1.04            0.94
        31-Mar-1999                 1.269         1.03            0.95
        01-Apr-1999                 1.269         1.03            0.95
        02-Apr-1999                 1.269         1.03            0.95
        05-Apr-1999                 1.154         1.05            0.94
        06-Apr-1999                 1.192         1.05            0.93
        07-Apr-1999                 1.202         1.06            0.95
        08-Apr-1999                 1.183         1.07            0.95
        09-Apr-1999                 1.183         1.08            0.96
        12-Apr-1999                 1.154         1.08            0.98
        13-Apr-1999                 1.192         1.08            0.97
        14-Apr-1999                 1.192         1.06            0.98
        15-Apr-1999                 1.154         1.05            1.03
        16-Apr-1999                 1.192         1.05            1.04
        19-Apr-1999                 1.231         1.03            1.07
        20-Apr-1999                 1.115         1.04            1.04
        21-Apr-1999                 1.115         1.07            1.03
        22-Apr-1999                 1.038         1.08            1.03
        23-Apr-1999                 0.962         1.08            1.02
        26-Apr-1999                 1.269         1.08            1.02
        27-Apr-1999                 1.269         1.09            1.00
        28-Apr-1999                 1.154         1.08            1.05
        29-Apr-1999                 1.077         1.07            1.05
        30-Apr-1999                 1.154         1.06            1.05
        03-May-1999                 1.192         1.08            1.07
        04-May-1999                 1.154         1.06            1.07
        05-May-1999                 1.115         1.07            1.08
        06-May-1999                 1.115         1.06            1.07
        07-May-1999                 1.154         1.07            1.07
        10-May-1999                 1.192         1.07            1.07
        11-May-1999                 1.115         1.08            1.08
        12-May-1999                 1.154         1.09            1.05
        13-May-1999                 1.115         1.09            1.06
        14-May-1999                 1.115         1.07            1.04
        17-May-1999                 1.115         1.07            1.04
        18-May-1999                 1.096         1.06            1.05
        19-May-1999                 1.115         1.07            1.06
        20-May-1999                 1.096         1.07            1.08
        21-May-1999                 1.096         1.06            1.08
        24-May-1999                 1.096         1.04            1.05
        25-May-1999                 1.115         1.02            1.04
        26-May-1999                 1.096         1.04            1.03
        27-May-1999                 1.077         1.02            1.01
        28-May-1999                 1.096         1.04            1.02
        31-May-1999                 1.096         1.04            1.02
        01-Jun-1999                 1.077         1.03            1.04
        02-Jun-1999                 1.058         1.03            1.05
        03-Jun-1999                 1.058         1.04            1.05
        04-Jun-1999                 1.058         1.06            1.07
        07-Jun-1999                 1.115         1.06            1.07
        08-Jun-1999                 1.000         1.05            1.07
        09-Jun-1999                 1.077         1.05            1.07
        10-Jun-1999                 1.000         1.04            1.07
        11-Jun-1999                 1.115         1.03            1.07
        14-Jun-1999                 1.058         1.03            1.07
        15-Jun-1999                 1.115         1.04            1.08
        16-Jun-1999                 1.038         1.06            1.05
        17-Jun-1999                 1.038         1.07            1.07
        18-Jun-1999                 1.038         1.07            1.06
        21-Jun-1999                 0.962         1.08            1.06
        22-Jun-1999                 0.962         1.07            1.05
        23-Jun-1999                 1.010         1.06            1.06
        24-Jun-1999                 1.010         1.05            1.05
        25-Jun-1999                 1.010         1.05            1.06
        28-Jun-1999                 1.010         1.06            1.08
        29-Jun-1999                 1.010         1.08            1.09
        30-Jun-1999                 1.000         1.09            1.13
        01-Jul-1999                 1.010         1.10            1.10
        02-Jul-1999                 0.962         1.11            1.11
        05-Jul-1999                 0.962         1.11            1.11
        06-Jul-1999                 0.962         1.11            1.09
        07-Jul-1999                 0.990         1.11            1.10
        08-Jul-1999                 1.010         1.11            1.09
        09-Jul-1999                 0.942         1.12            1.09
        12-Jul-1999                 0.942         1.12            1.09
        13-Jul-1999                 0.962         1.11            1.08
        14-Jul-1999                 0.923         1.11            1.08
        15-Jul-1999                 0.923         1.12            1.08
        16-Jul-1999                 0.923         1.13            1.09
        19-Jul-1999                 0.962         1.12            1.08
        20-Jul-1999                 0.962         1.10            1.08
        21-Jul-1999                 0.923         1.10            1.07
        22-Jul-1999                 0.962         1.09            1.08
        23-Jul-1999                 0.962         1.08            1.06
        26-Jul-1999                 0.942         1.07            1.07
        27-Jul-1999                 0.942         1.09            1.07
        28-Jul-1999                 0.942         1.09            1.07
        29-Jul-1999                 0.942         1.07            1.06
        30-Jul-1999                 0.942         1.06            1.09
        02-Aug-1999                 0.923         1.06            1.08
        03-Aug-1999                 0.942         1.05            1.07
        04-Aug-1999                 0.923         1.04            1.05
        05-Aug-1999                 0.942         1.05            1.06
        06-Aug-1999                 0.942         1.04            1.06
        09-Aug-1999                 0.942         1.03            1.07
        10-Aug-1999                 0.942         1.02            1.07
        11-Aug-1999                 0.923         1.04            1.07
        12-Aug-1999                 0.904         1.04            1.05
        13-Aug-1999                 0.846         1.06            1.06
        16-Aug-1999                 0.913         1.06            1.06
        17-Aug-1999                 0.913         1.07            1.06
        18-Aug-1999                 0.913         1.06            0.98
        19-Aug-1999                 0.913         1.06            0.96
        20-Aug-1999                 0.923         1.07            0.99
        23-Aug-1999                 0.923         1.08            0.99
        24-Aug-1999                 0.865         1.09            0.98
        25-Aug-1999                 0.894         1.10            0.97
        26-Aug-1999                 0.865         1.09            0.97
        27-Aug-1999                 0.885         1.08            0.96
        30-Aug-1999                 0.904         1.06            0.95
        31-Aug-1999                 0.865         1.05            0.97
        01-Sep-1999                 0.865         1.06            0.97
        02-Sep-1999                 0.885         1.05            0.97
        03-Sep-1999                 0.885         1.08            0.98
        06-Sep-1999                 0.885         1.08            0.98
        07-Sep-1999                 0.769         1.08            0.98
        08-Sep-1999                 0.865         1.07            0.99
        09-Sep-1999                 0.865         1.07            0.98
        10-Sep-1999                 0.846         1.08            0.99
        13-Sep-1999                 0.865         1.07            0.98
        14-Sep-1999                 0.865         1.07            0.99
        15-Sep-1999                 0.846         1.05            0.99
        16-Sep-1999                 0.846         1.05            0.99
        17-Sep-1999                 0.885         1.06            0.98
        20-Sep-1999                 0.846         1.06            0.97
        21-Sep-1999                 0.885         1.04            0.96
        22-Sep-1999                 0.856         1.05            0.95
        23-Sep-1999                 0.856         1.02            0.94
        24-Sep-1999                 0.856         1.02            0.94
        27-Sep-1999                 0.827         1.02            0.91
        28-Sep-1999                 0.846         1.02            0.91
        29-Sep-1999                 0.808         1.01            0.92
        30-Sep-1999                 0.808         1.02            0.91
        01-Oct-1999                 0.808         1.02            0.90
        04-Oct-1999                 0.788         1.04            0.90
        05-Oct-1999                 0.846         1.04            0.90
        06-Oct-1999                 0.769         1.06            0.89
        07-Oct-1999                 0.769         1.05            0.89
        08-Oct-1999                 0.846         1.07            0.88
        11-Oct-1999                 0.827         1.06            0.86
        12-Oct-1999                 0.846         1.05            0.85
        13-Oct-1999                 0.808         1.03            0.85
        14-Oct-1999                 0.788         1.02            0.84
        15-Oct-1999                 0.788         0.99            0.83
        18-Oct-1999                 0.793         1.00            0.83
        19-Oct-1999                 0.760         1.01            0.83
        20-Oct-1999                 0.817         1.03            0.82
        21-Oct-1999                 0.788         1.02            0.82
        22-Oct-1999                 0.788         1.04            0.84
        25-Oct-1999                 0.827         1.03            0.85
        26-Oct-1999                 0.808         1.02            0.84
        27-Oct-1999                 0.793         1.03            0.85
        28-Oct-1999                 0.904         1.07            0.85
        29-Oct-1999                 0.788         1.09            0.88
        01-Nov-1999                 0.837         1.08            0.89
        02-Nov-1999                 0.817         1.07            0.89
        03-Nov-1999                 0.846         1.08            0.88
        04-Nov-1999                 0.837         1.09            0.85
        05-Nov-1999                 0.837         1.09            0.86
        08-Nov-1999                 0.865         1.10            0.85
        09-Nov-1999                 0.837         1.09            0.85
        10-Nov-1999                 0.846         1.10            0.85
        11-Nov-1999                 0.788         1.10            0.85
        12-Nov-1999                 0.769         1.11            0.84
        15-Nov-1999                 0.731         1.11            0.86
        16-Nov-1999                 0.692         1.13            0.86
        17-Nov-1999                 0.846         1.12            0.85
        18-Nov-1999                 0.808         1.14            0.86
        19-Nov-1999                 0.808         1.13            0.85
        22-Nov-1999                 0.808         1.13            0.86
        23-Nov-1999                 0.827         1.12            0.85
        24-Nov-1999                 0.846         1.13            0.85
        25-Nov-1999                 0.846         1.13            0.85
        26-Nov-1999                 0.788         1.13            0.86
        29-Nov-1999                 0.788         1.12            0.88
        30-Nov-1999                 0.827         1.11            0.87
        01-Dec-1999                 0.808         1.11            0.86
        02-Dec-1999                 0.808         1.12            0.86
        03-Dec-1999                 0.731         1.14            0.86
        06-Dec-1999                 0.827         1.13            0.85
        07-Dec-1999                 0.788         1.12            0.84
        08-Dec-1999                 0.788         1.12            0.83
        09-Dec-1999                 0.731         1.12            0.83
        10-Dec-1999                 0.750         1.13            0.83
        13-Dec-1999                 0.731         1.13            0.84
        14-Dec-1999                 0.769         1.12            0.81
        15-Dec-1999                 0.692         1.13            0.81
        16-Dec-1999                 0.692         1.13            0.82
        17-Dec-1999                 0.654         1.13            0.84
        20-Dec-1999                 0.673         1.13            0.82
        21-Dec-1999                 0.673         1.14            0.82
        22-Dec-1999                 0.654         1.15            0.80
        23-Dec-1999                 0.635         1.16            0.80
        24-Dec-1999                 0.635         1.16            0.80
        27-Dec-1999                 0.615         1.16            0.81
        28-Dec-1999                 0.615         1.16            0.81
        29-Dec-1999                 0.596         1.17            0.81
        30-Dec-1999                 0.519         1.17            0.81
        31-Dec-1999                 0.615         1.17            0.83
        03-Jan-2000                 0.615         1.16            0.80
        04-Jan-2000                 0.635         1.12            0.79
        05-Jan-2000                 0.635         1.12            0.79
        06-Jan-2000                 0.692         1.12            0.79
        07-Jan-2000                 0.683         1.15            0.78
        10-Jan-2000                 0.692         1.16            0.78
        11-Jan-2000                 0.692         1.15            0.77
        12-Jan-2000                 0.692         1.14            0.75
        13-Jan-2000                 0.712         1.16            0.77
        14-Jan-2000                 0.683         1.17            0.75
        17-Jan-2000                 0.731         1.17            0.75
        18-Jan-2000                 0.769         1.16            0.75
        19-Jan-2000                 1.154         1.16            0.75
        20-Jan-2000                 1.154         1.15            0.74
        21-Jan-2000                 1.135         1.15            0.72
        24-Jan-2000                 1.077         1.12            0.71
        25-Jan-2000                 1.087         1.12            0.69
        26-Jan-2000                 1.077         1.12            0.68
        27-Jan-2000                 1.096         1.12            0.67
        28-Jan-2000                 1.115         1.08            0.66
        31-Jan-2000                 1.077         1.11            0.67
        01-Feb-2000                 1.115         1.12            0.67
        02-Feb-2000                 1.106         1.12            0.67
        03-Feb-2000                 1.115         1.14            0.67
        04-Feb-2000                 1.135         1.14            0.67
        07-Feb-2000                 1.135         1.14            0.67
        08-Feb-2000                 1.173         1.15            0.67
        09-Feb-2000                 1.154         1.13            0.66
        10-Feb-2000                 1.163         1.13            0.68
        11-Feb-2000                 1.135         1.11            0.68

Multiple Securities (IDC/Exshare)


                 Date                  SP50            Composite

                S&P 500 STOCK INDEX 500 STOCKS          S&P 500
            28-Jan-1999             1265.3700
            29-Jan-1999             1279.6400           101.1277
            01-Feb-1999             1273.0000           100.6030
            02-Feb-1999             1261.9900            99.7329
            03-Feb-1999             1272.0700           100.5295
            04-Feb-1999             1248.4900            98.6660



            05-Feb-1999             1239.4000           100.0000
            08-Feb-1999             1243.7700           100.3526
            09-Feb-1999             1216.1400            98.1233
            10-Feb-1999             1223.5500            98.7212

            11-Feb-1999             1254.0400           100.0000
            12-Feb-1999             1230.1300            98.0934
            15-Feb-1999             1230.1300            98.0934
            16-Feb-1999             1241.8700            99.0295
            17-Feb-1999             1224.0300            97.6069
            18-Feb-1999             1237.2800            98.6635
            19-Feb-1999             1239.2200            98.8182
            22-Feb-1999             1272.1400           101.4433
            23-Feb-1999             1271.1800           101.3668
            24-Feb-1999             1253.4100            99.9498
            25-Feb-1999             1245.0200            99.2807
            26-Feb-1999             1238.3300            98.7472
            01-Mar-1999             1236.1600            98.5742
            02-Mar-1999             1225.5000            97.7242
            03-Mar-1999             1227.7000            97.8996
            04-Mar-1999             1246.6400            99.4099
            05-Mar-1999             1275.4700           101.7089
            08-Mar-1999             1282.7300           102.2878
            09-Mar-1999             1279.8400           102.0574
            10-Mar-1999             1286.8400           102.6155
            11-Mar-1999             1297.6800           103.4800
            12-Mar-1999             1294.5900           103.2335
            15-Mar-1999             1307.2600           104.2439
            16-Mar-1999             1306.3800           104.1737
            17-Mar-1999             1297.8200           103.4911
            18-Mar-1999             1316.5500           104.9847
            19-Mar-1999             1299.2900           103.6083
            22-Mar-1999             1297.0100           103.4265
            23-Mar-1999             1262.1400           100.6459
            24-Mar-1999             1268.5900           101.1603
            25-Mar-1999             1289.9900           102.8667
            26-Mar-1999             1282.8000           102.2934
            29-Mar-1999             1310.1700           104.4759
            30-Mar-1999             1300.7500           103.7248
            31-Mar-1999             1286.3700           102.5781
            01-Apr-1999             1293.7200           103.1642
            02-Apr-1999             1293.7200           103.1642
            05-Apr-1999             1321.1200           105.3491
            06-Apr-1999             1317.8900           105.0915
            07-Apr-1999             1326.8900           105.8092
            08-Apr-1999             1343.9800           107.1720
            09-Apr-1999             1348.3500           107.5205
            12-Apr-1999             1358.6400           108.3410
            13-Apr-1999             1349.8200           107.6377
            14-Apr-1999             1328.4400           105.9328
            15-Apr-1999             1322.8600           105.4879
            16-Apr-1999             1319.0000           105.1801
            19-Apr-1999             1289.4800           102.8261
            20-Apr-1999             1306.1700           104.1570
            21-Apr-1999             1336.1200           106.5452
            22-Apr-1999             1358.8200           108.3554
            23-Apr-1999             1356.8500           108.1983
            26-Apr-1999             1360.0400           108.4527
            27-Apr-1999             1362.8000           108.6728
            28-Apr-1999             1350.9100           107.7246
            29-Apr-1999             1342.8300           107.0803
            30-Apr-1999             1335.1800           106.4703
            03-May-1999             1354.6300           108.0213
            04-May-1999             1332.0000           106.2167
            05-May-1999             1347.3100           107.4376
            06-May-1999             1332.0500           106.2207
            07-May-1999             1345.0000           107.2534
            10-May-1999             1340.3000           106.8786
            11-May-1999             1355.6100           108.0994
            12-May-1999             1364.0000           108.7685
            13-May-1999             1367.5600           109.0523
            14-May-1999             1337.8000           106.6792
            17-May-1999             1339.4900           106.8140
            18-May-1999             1333.3200           106.3220
            19-May-1999             1344.2300           107.1920
            20-May-1999             1338.8300           106.7613
            21-May-1999             1330.2900           106.0803
            24-May-1999             1306.6500           104.1952
            25-May-1999             1284.4000           102.4210
            26-May-1999             1304.7600           104.0445
            27-May-1999             1281.4100           102.1825
            28-May-1999             1301.8400           103.8117
            31-May-1999             1301.8400           103.8117
            01-Jun-1999             1294.2600           103.2072
            02-Jun-1999             1294.8100           103.2511
            03-Jun-1999             1299.5400           103.6283
            04-Jun-1999             1327.7500           105.8778
            07-Jun-1999             1334.5200           106.4177
            08-Jun-1999             1317.3300           105.0469
            09-Jun-1999             1318.6400           105.1514
            10-Jun-1999             1302.8200           103.8898
            11-Jun-1999             1293.6400           103.1578
            14-Jun-1999             1294.0000           103.1865
            15-Jun-1999             1301.1600           103.7575
            16-Jun-1999             1330.4100           106.0899
            17-Jun-1999             1339.9000           106.8467
            18-Jun-1999             1342.8400           107.0811
            21-Jun-1999             1349.0000           107.5723
            22-Jun-1999             1335.8800           106.5261
            23-Jun-1999             1333.0600           106.3012
            24-Jun-1999             1315.7800           104.9233
            25-Jun-1999             1315.3100           104.8858
            28-Jun-1999             1331.3500           106.1649
            29-Jun-1999             1351.4500           107.7677
            30-Jun-1999             1372.7100           109.4630
            01-Jul-1999             1380.9600           110.1209
            02-Jul-1999             1391.2200           110.9390
            05-Jul-1999             1391.2200           110.9390
            06-Jul-1999             1388.1200           110.6918
            07-Jul-1999             1395.8600           111.3090
            08-Jul-1999             1394.4200           111.1942
            09-Jul-1999             1403.2800           111.9007
            12-Jul-1999             1399.1000           111.5674
            13-Jul-1999             1393.5600           111.1256
            14-Jul-1999             1398.1700           111.4933
            15-Jul-1999             1409.6200           112.4063
            16-Jul-1999             1418.7800           113.1367
            19-Jul-1999             1407.6500           112.2492
            20-Jul-1999             1377.1000           109.8131
            21-Jul-1999             1379.2900           109.9877
            22-Jul-1999             1360.9700           108.5268
            23-Jul-1999             1356.9400           108.2055
            26-Jul-1999             1347.7600           107.4734
            27-Jul-1999             1362.8400           108.6760
            28-Jul-1999             1365.4000           108.8801
            29-Jul-1999             1341.0300           106.9368
            30-Jul-1999             1328.7200           105.9552
            02-Aug-1999             1328.0500           105.9017
            03-Aug-1999             1322.1800           105.4336
            04-Aug-1999             1305.3300           104.0900
            05-Aug-1999             1313.7100           104.7582
            06-Aug-1999             1300.2900           103.6881
            09-Aug-1999             1297.8000           103.4895
            10-Aug-1999             1281.4300           102.1841
            11-Aug-1999             1301.9300           103.8189
            12-Aug-1999             1298.1600           103.5182
            13-Aug-1999             1327.6800           105.8722
            16-Aug-1999             1330.7700           106.1186
            17-Aug-1999             1344.1600           107.1864
            18-Aug-1999             1332.8400           106.2837
            19-Aug-1999             1323.5900           105.5461
            20-Aug-1999             1336.6100           106.5843
            23-Aug-1999             1360.2200           108.4670
            24-Aug-1999             1363.5000           108.7286
            25-Aug-1999             1381.7900           110.1871
            26-Aug-1999             1362.0100           108.6098
            27-Aug-1999             1348.2700           107.5141
            30-Aug-1999             1324.0200           105.5804
            31-Aug-1999             1320.4100           105.2925
            01-Sep-1999             1331.0700           106.1425
            02-Sep-1999             1319.1100           105.1888
            03-Sep-1999             1357.2400           108.2294
            06-Sep-1999             1357.2400           108.2294
            07-Sep-1999             1350.4500           107.6880
            08-Sep-1999             1344.1500           107.1856
            09-Sep-1999             1347.6600           107.4655
            10-Sep-1999             1351.6600           107.7844
            13-Sep-1999             1344.1300           107.1840
            14-Sep-1999             1336.2900           106.5588
            15-Sep-1999             1317.9700           105.0979
            16-Sep-1999             1318.4800           105.1386
            17-Sep-1999             1335.4200           106.4894
            20-Sep-1999             1335.5300           106.4982
            21-Sep-1999             1307.5800           104.2694
            22-Sep-1999             1310.5100           104.5030
            23-Sep-1999             1280.4100           102.1028
            24-Sep-1999             1277.3600           101.8596
            27-Sep-1999             1283.3100           102.3341
            28-Sep-1999             1282.2000           102.2455
            29-Sep-1999             1268.3700           101.1427
            30-Sep-1999             1282.7100           102.2862
            01-Oct-1999             1282.8100           102.2942
            04-Oct-1999             1304.6000           104.0318
            05-Oct-1999             1301.3500           103.7726
            06-Oct-1999             1325.4000           105.6904
            07-Oct-1999             1317.6400           105.0716
            08-Oct-1999             1336.0200           106.5373
            11-Oct-1999             1335.2100           106.4727
            12-Oct-1999             1313.0400           104.7048
            13-Oct-1999             1285.5500           102.5127
            14-Oct-1999             1283.4200           102.3428
            15-Oct-1999             1247.4100            99.4713
            18-Oct-1999             1254.1300           100.0072
            19-Oct-1999             1261.3200           100.5805
            20-Oct-1999             1289.4300           102.8221
            21-Oct-1999             1283.6100           102.3580
            22-Oct-1999             1301.6500           103.7965
            25-Oct-1999             1293.6300           103.1570
            26-Oct-1999             1281.9100           102.2224
            27-Oct-1999             1296.7100           103.4026
            28-Oct-1999             1342.4400           107.0492
            29-Oct-1999             1362.9300           108.6831
            01-Nov-1999             1354.1200           107.9806
            02-Nov-1999             1347.7400           107.4719
            03-Nov-1999             1354.9300           108.0452
            04-Nov-1999             1362.6400           108.6600
            05-Nov-1999             1370.2300           109.2653
            08-Nov-1999             1377.0100           109.8059
            09-Nov-1999             1365.2800           108.8705
            10-Nov-1999             1373.4600           109.5228
            11-Nov-1999             1381.4600           110.1608
            12-Nov-1999             1396.0600           111.3250
            15-Nov-1999             1394.3900           111.1918
            16-Nov-1999             1420.0700           113.2396
            17-Nov-1999             1410.7100           112.4932
            18-Nov-1999             1424.9400           113.6280
            19-Nov-1999             1422.0000           113.3935
            22-Nov-1999             1420.9400           113.3090
            23-Nov-1999             1404.6400           112.0092
            24-Nov-1999             1417.0800           113.0012
            25-Nov-1999             1417.0800           113.0012
            26-Nov-1999             1416.6200           112.9645
            29-Nov-1999             1407.8300           112.2636
            30-Nov-1999             1388.9100           110.7548
            01-Dec-1999             1397.7200           111.4574
            02-Dec-1999             1409.0400           112.3601
            03-Dec-1999             1433.3000           114.2946
            06-Dec-1999             1423.3300           113.4996
            07-Dec-1999             1409.1700           112.3704
            08-Dec-1999             1403.8800           111.9486
            09-Dec-1999             1408.1100           112.2859
            10-Dec-1999             1417.0400           112.9980
            13-Dec-1999             1415.2200           112.8529
            14-Dec-1999             1403.1700           111.8920
            15-Dec-1999             1413.3200           112.7013
            16-Dec-1999             1418.7800           113.1367
            17-Dec-1999             1421.0300           113.3162
            20-Dec-1999             1418.0900           113.0817
            21-Dec-1999             1433.4300           114.3050
            22-Dec-1999             1436.1300           114.5203
            23-Dec-1999             1458.3400           116.2913
            24-Dec-1999             1458.3400           116.2913
            27-Dec-1999             1457.1000           116.1925
            28-Dec-1999             1457.6600           116.2371
            29-Dec-1999             1463.4600           116.6996
            30-Dec-1999             1464.4700           116.7802
            31-Dec-1999             1469.2500           117.1613
            03-Jan-2000             1455.2200           116.0426
            04-Jan-2000             1399.4200           111.5929
            05-Jan-2000             1402.1100           111.8074
            06-Jan-2000             1403.4500           111.9143
            07-Jan-2000             1441.4700           114.9461
            10-Jan-2000             1457.6000           116.2323
            11-Jan-2000             1438.5600           114.7140
            12-Jan-2000             1432.2500           114.2109
            13-Jan-2000             1449.6800           115.6008
            14-Jan-2000             1465.1500           116.8344
            17-Jan-2000             1465.1500           116.8344
            18-Jan-2000             1455.1400           116.0362
            19-Jan-2000             1455.9000           116.0968
            20-Jan-2000             1445.5700           115.2730
            21-Jan-2000             1441.3600           114.9373
            24-Jan-2000             1401.5300           111.7612
            25-Jan-2000             1410.0300           112.4390
            26-Jan-2000             1404.0900           111.9653
            27-Jan-2000             1398.5600           111.5244
            28-Jan-2000             1360.1600           108.4623
            31-Jan-2000             1394.4600           111.1974
            01-Feb-2000             1409.2800           112.3792
            02-Feb-2000             1409.1200           112.3664
            03-Feb-2000             1424.9700           113.6303
            04-Feb-2000             1424.3700           113.5825
07-Feb-2000                           1424.24           113.5721
08-Feb-2000                           1441.75           114.9684
09-Feb-2000                            1411.7           112.5722
10-Feb-2000                           1416.83           112.9812
11-Feb-2000                           1387.55           110.6464


Multiple Securities (IDC/Exshare)

       Date              ABCR         GBX               HRMN                 TRN              RWKS         WAB          Composite
                       ABC-NACO    GREENBRIER         HARMON INDS         TRINITY INDS     RAILWORKS   WESTINGHOUSE     (Mkt Cap)
                       INC COM     COS INC COM        INC NEW COM           INC COM        CORP COM  AIR BRAKE CO NE      COM
11-Feb-1999            13.5000     10.6875            22.3125             35.1875            8.7500       18.6875       100.0000
12-Feb-1999            13.7500     10.2500            22.3125             35.0625            8.8125       18.5000        99.5160
15-Feb-1999            13.7500     10.2500            22.3125             35.0625            8.8125       18.5000        99.5160
16-Feb-1999            14.0625     10.5000            22.0000             34.2500            9.0000       18.8125        99.2853
17-Feb-1999            14.0000     10.0000            22.2500             33.7500            9.1250       18.1250        97.4083
18-Feb-1999            14.3750     10.3125            21.7500             33.1875            9.0000       18.1250        96.8340
19-Feb-1999            14.0000     10.2500            21.5000             32.9375            9.0000       18.3125        96.4825
22-Feb-1999            13.6250     10.5000            20.0000             33.0000            9.2500       18.8125        96.8415
23-Feb-1999            14.5000     10.4375            20.9375             32.6250            9.1875       19.4375        98.2118
24-Feb-1999            14.0000     10.2500            20.0625             33.2500            9.0000       19.5625        98.4129
25-Feb-1999            14.3750     10.0625            21.0000             33.2500            9.3750       19.5000        98.9611
26-Feb-1999            14.1250     10.0000            20.7500             32.9375            9.6250       19.8125        98.9262
01-Mar-1999            15.0000      9.9375            20.2500             33.5000            9.6250       20.0000       100.2629
02-Mar-1999            15.2500      9.8125            21.1875             34.0000            9.5000       20.2500       101.6789
03-Mar-1999            15.2500      9.7500            21.0625             33.6875            9.6250       20.1250       101.0640
04-Mar-1999            14.5625      9.7500            21.8750             34.2500            9.5000       20.3125       101.8985
05-Mar-1999            14.0000      9.5625            21.8750             34.1250            9.6250       20.6875       101.9892
08-Mar-1999            13.0000      9.1250            21.2500             33.9375           10.0000       19.8125        99.4532
09-Mar-1999            13.0000      9.3125            20.7500             33.8125           10.1250       19.9375        99.4631
10-Mar-1999            13.0000      9.3125            21.1250             33.5000           10.2500       20.1250        99.5714
11-Mar-1999            13.7500      9.3750            21.1250             33.5000           10.1250       20.0625        99.8951
12-Mar-1999            13.2500      9.3750            20.6250             33.1875           10.3750       20.2500        99.4409
15-Mar-1999            13.6250      9.4375            20.5000             32.8750           10.6250       20.7500       100.1954
16-Mar-1999            13.6250      9.5000            20.5000             31.8125           10.5000       21.0000        99.2444
17-Mar-1999            13.6875      9.1250            20.5000             32.0000           10.5000       20.6875        98.8333
18-Mar-1999            13.6250      8.7500            20.5000             31.8125           10.5000       20.5000        98.0813
19-Mar-1999            13.6250      8.7500            20.1250             31.3750           10.3750       20.3750        97.1341
22-Mar-1999            13.6250      8.5000            20.2500             29.9375           10.5000       20.1250        94.9062
23-Mar-1999            12.3750      8.1875            20.1250             29.4375           11.5000       20.1250        93.7869
24-Mar-1999            13.1250      8.7500            20.0938             29.2500           11.5000       20.1250        94.2503
25-Mar-1999            12.7500      8.7500            20.7500             29.1250           11.0000       20.4375        94.3903
26-Mar-1999            13.3750      8.7500            20.2500             29.3750           10.0000       20.6875        94.8605
29-Mar-1999            12.6250      9.0000            20.2500             29.8125           10.8750       21.3750        96.5967
30-Mar-1999            13.0000      9.3750            20.2500             28.6250           10.7500       20.6875        94.3151
31-Mar-1999            12.6250      9.5000            20.0625             29.3750           10.7500       20.8750        95.3269
01-Apr-1999            12.6250      9.3750            20.3125             29.0625           10.5000       20.7500        94.6490
02-Apr-1999            12.6250      9.3750            20.3125             29.0625           10.5000       20.7500        94.6490
05-Apr-1999            12.5000      9.3750            18.2500             29.4375           10.5000       20.5000        93.8878
06-Apr-1999            12.1250      9.8125            18.1875             28.7500           10.7500       20.3125        92.7778
07-Apr-1999            12.5000      9.3750            18.0000             29.5000           11.2500       20.7500        94.6277
08-Apr-1999            12.1250      9.1875            18.5625             29.7500           12.0000       20.8750        95.3781
09-Apr-1999            12.3125      9.2500            18.3125             29.8750           11.8750       21.3750        96.3530
12-Apr-1999            12.1250      9.1875            18.8750             30.0625           11.7500       22.2500        98.0328
13-Apr-1999            12.5000      8.6250            19.5000             30.2500           11.2500       21.5000        97.0051
14-Apr-1999            13.0000      8.6250            19.0000             31.6250           10.8750       21.3750        98.4785
15-Apr-1999            12.9375      9.0000            18.2500             35.1250           10.6250       21.8750       103.4440
16-Apr-1999            13.1250      8.9375            20.1250             34.1250           10.8125       22.5625       104.1673
19-Apr-1999            13.7500      8.8125            20.7500             36.0625           10.2500       22.6875       107.0988
20-Apr-1999            13.5000      8.8125            20.2500             34.2500           10.3750       22.5000       104.2389
21-Apr-1999            13.3750      8.9375            20.3125             35.1875           10.6250       21.1875       103.3729
22-Apr-1999            13.6719      9.0000            20.6250             34.7500           10.6875       21.3125       103.3789
23-Apr-1999            13.5000      9.0000            21.3750             33.1875           10.6250       21.8750       102.4809
26-Apr-1999            13.5000      9.0000            22.3750             32.3750           10.5000       21.8125       101.6623
27-Apr-1999            13.5000      9.0000            22.2500             33.0000            9.2500       21.0000       100.4977
28-Apr-1999            13.1250      9.0000            21.5000             35.4375           10.3750       21.8125       104.9075
29-Apr-1999            13.2500      9.0000            21.6250             35.0000           10.0000       22.2500       105.0290
30-Apr-1999            13.2500      9.0000            22.0000             34.8125           10.7500       22.3125       105.3721
03-May-1999            13.1875      9.0000            22.0000             36.1875           11.1250       22.1875       107.0251
04-May-1999            13.1875      9.1875            22.0625             37.1250           11.1250       21.5625       107.2813
05-May-1999            13.1250      9.1250            21.3750             37.3750           11.1250       22.0000       108.0007
06-May-1999            13.0000      9.2500            21.5625             36.8125           10.8750       22.0000       107.2296
07-May-1999            13.0000      9.7500            21.3750             36.8125           10.7500       21.9375       107.2291
10-May-1999            13.0000     10.6250            21.3438             37.0000           10.7500       21.6250       107.3359
11-May-1999            13.0000     10.5625            21.2500             36.8750           10.7500       22.0000       107.7339
12-May-1999            12.8750     10.5000            20.7500             36.1250           10.7500       21.1250       105.0674
13-May-1999            13.3750     10.6250            21.5000             36.1250           10.2813       21.5000       106.1027
14-May-1999            13.4375     10.3125            20.1250             36.0625           10.5000       20.8750       104.4945
17-May-1999            13.1250     10.2500            20.3750             36.1250           10.4375       20.8125       104.3142
18-May-1999            13.3750     10.0000            20.3750             35.7500           10.5000       21.3750       104.8356
19-May-1999            14.0000     10.3125            19.9375             35.8125           11.0000       21.6875       106.0181
20-May-1999            14.0000     10.2500            20.6250             35.4375           10.7500       22.8125       107.5051
21-May-1999            14.4375     10.1875            20.6250             35.4375           11.2500       22.8750       108.0718
24-May-1999            14.5000     10.1875            20.6250             34.3750           10.8125       22.1250       105.3429
25-May-1999            14.2500     10.1875            21.0000             33.1875           11.0000       22.1250       103.9206
26-May-1999            14.3125      9.9375            20.8125             32.3125           11.0000       22.0625       102.5759
27-May-1999            14.5000      9.3750            20.7188             31.0000           10.9375       22.3125       101.1356
28-May-1999            14.5000      9.3125            20.8750             31.1875           10.9375       22.8750       102.3248
31-May-1999            14.5000      9.3125            20.8750             31.1875           10.9375       22.8750       102.3248
01-Jun-1999            14.8750      9.7500            20.6875             32.5000           10.9375       22.8750       104.3311
02-Jun-1999            15.8125      9.5000            20.5625             32.0000           10.9375       23.3125       104.8334
03-Jun-1999            16.3125      9.6250            21.0000             31.7500           10.5000       23.6250       105.3532
04-Jun-1999            15.3750      9.8750            20.6250             32.1250           10.5000       24.8125       107.1877
07-Jun-1999            14.8750      9.9375            20.5625             32.3125           10.6250       24.6875       106.9766
08-Jun-1999            15.0000      9.8750            20.7500             32.0000           10.5000       24.8750       106.9512
09-Jun-1999            14.9375      9.8750            20.3750             32.1875           10.5000       25.0000       107.2191
10-Jun-1999            14.9375     10.0000            20.2500             32.3125           10.0000       25.0000       107.1607
11-Jun-1999            14.9375     10.0000            20.2500             32.1250            9.8750       25.1250       107.0743
14-Jun-1999            15.0000     10.0000            20.2500             32.3125            9.5000       25.0000       106.9718
15-Jun-1999            15.7500     10.0625            20.0000             32.2500           10.0000       25.0000       107.5132
16-Jun-1999            15.5000     10.0000            16.0000             31.8750           10.0000       24.6875       104.9036
17-Jun-1999            16.5625     10.0625            16.3750             32.6875           10.0000       24.9375       107.1434
18-Jun-1999            16.7500     10.0000            16.5000             32.3750            9.8750       24.6875       106.4134
21-Jun-1999            17.1875     10.2500            16.2500             32.0000            9.7500       24.7500       106.2772
22-Jun-1999            17.1250     10.1250            16.5000             31.3750            9.7500       24.6875       105.3853
23-Jun-1999            17.1250     10.1250            16.1250             31.6250            9.6250       24.7500       105.6099
24-Jun-1999            17.4375     10.0625            16.3750             31.3125            9.5625       24.5625       105.1321
25-Jun-1999            18.0000     10.0625            16.5000             31.6250            9.6250       24.8125       106.3506
28-Jun-1999            18.5000     10.2500            17.0000             32.1875            9.2500       24.8750       107.5585
29-Jun-1999            19.8750     10.1250            18.5000             32.5000            9.2500       24.7383       109.0449
30-Jun-1999            20.5000     10.5000            19.8125             33.5000            9.2500       25.9375       113.2972
01-Jul-1999            19.5000     10.4375            19.2500             32.1875            9.3750       25.2500       109.7365
02-Jul-1999            19.6875     10.4375            19.0000             32.7500            9.3750       25.7500       111.2890
05-Jul-1999            19.6875     10.4375            19.0000             32.7500            9.3750       25.7500       111.2890
06-Jul-1999            19.5000     10.6250            19.0000             31.3750            9.6250       25.3125       108.9273
07-Jul-1999            19.4375     10.8125            18.9375             32.2500            9.5000       25.0625       109.5824
08-Jul-1999            19.4375     10.8125            19.1250             32.1250            9.5000       24.8750       109.1846
09-Jul-1999            19.4375     11.0000            19.4375             32.0000            9.2500       25.0000       109.3179
12-Jul-1999            19.3750     10.9375            19.5000             31.8750            9.1250       24.8125       108.7519
13-Jul-1999            19.0625     11.0000            19.2500             31.6875            9.2500       24.6250       108.0132
14-Jul-1999            19.1250     10.6250            19.6250             32.1250            9.5000       24.2500       108.0620
15-Jul-1999            19.1250     10.8125            19.7500             32.3750            9.1250       24.2500       108.3360
16-Jul-1999            19.1250     11.0625            20.0000             33.1250            9.2500       23.6875       108.6124
19-Jul-1999            19.0000     11.5000            19.5625             33.3750            9.2500       23.1250       107.9653
20-Jul-1999            18.6875     12.2500            19.3750             33.8125            9.0000       23.0000       108.2785
21-Jul-1999            19.2500     12.3125            19.5000             33.1875            9.2500       22.3125       106.8904
22-Jul-1999            19.6250     12.1250            19.6250             34.0625            9.0000       22.4375       108.2689
23-Jul-1999            19.5625     11.3750            19.2500             33.6250            9.0000       22.0000       106.4860
26-Jul-1999            20.1875     11.5000            19.0000             33.5000            9.1250       22.0625       106.8342
27-Jul-1999            20.7500     11.5625            18.7500             33.9375            8.7500       22.0625       107.4926
28-Jul-1999            20.2500     11.5625            18.6250             33.4375            9.3750       22.0000       106.6971
29-Jul-1999            20.0000     11.4375            18.1250             33.0625            9.2500       21.9375       105.6778
30-Jul-1999            20.0000     11.3125            17.8750             33.2500            9.3125       23.7500       108.7774
02-Aug-1999            20.0000     11.5000            18.0938             32.5625            9.2500       24.0000       108.4612
03-Aug-1999            19.5625     11.2500            18.4688             32.5625            9.2500       23.3750       107.1893
04-Aug-1999            18.5000     11.2500            18.0000             32.6875            9.5000       22.5625       105.3088
05-Aug-1999            19.0000     10.9375            17.9375             33.4375            9.0000       22.2500       105.6484
06-Aug-1999            19.1250     10.8750            18.8750             33.1250            8.7500       22.2500       105.5286
09-Aug-1999            19.3125     10.8750            18.9375             33.2500            9.1250       22.8125       106.9177
10-Aug-1999            20.0000     10.6250            19.1250             33.0000            9.4375       22.8750       107.2197
11-Aug-1999            19.8750     10.2500            19.1875             32.6875            9.5000       23.3125       107.3523
12-Aug-1999            19.2500     10.2500            19.0000             32.0000            9.5000       22.5000       104.7051
13-Aug-1999            19.5000     10.3750            18.9375             32.8750            9.4375       22.3750       105.7555
16-Aug-1999            19.0625     10.4375            18.7500             32.6875            9.7500       22.8750       106.1800
17-Aug-1999            18.4375     10.5000            19.1250             32.4375            9.5000       23.2500       106.1545
18-Aug-1999            18.1875     10.5625            18.6250             31.7500            9.6250       18.6875        97.5356
19-Aug-1999            17.7500     10.8750            18.3750             31.6250            9.6250       18.1250        96.2391
20-Aug-1999            17.3125     10.9375            18.3750             31.6875            9.6250       20.0625        99.2691
23-Aug-1999            17.3750     11.1250            17.7500             31.9375           10.0000       19.8125        99.2389
24-Aug-1999            17.2500     11.0000            17.0000             31.7500           10.3750       19.0625        97.5360
25-Aug-1999            16.7500     10.8750            17.5000             31.3125           10.3750       19.2500        97.1158
26-Aug-1999            15.5000     10.7500            17.5000             32.0000           10.5000       19.2500        97.2209
27-Aug-1999            14.8750     10.7500            18.2188             31.2500           10.2500       19.4375        96.3547
30-Aug-1999            13.9375     10.6250            18.5000             31.0000            9.8750       19.2500        95.0384
31-Aug-1999            14.1875     10.6250            17.3750             31.3750            9.2500       20.1875        96.5139
01-Sep-1999            16.2500     10.6250            17.8750             31.4375            9.0000       19.8125        97.2934
02-Sep-1999            16.3125     10.6250            17.5313             31.2500            9.5000       19.5625        96.7872
03-Sep-1999            16.2500     10.7500            17.5000             31.9375            9.6250       19.7500        98.0232
06-Sep-1999            16.2500     10.7500            17.5000             31.9375            9.6250       19.7500        98.0232
07-Sep-1999            16.2500     10.5000            17.5000             31.6250            9.6250       20.0000        97.9288
08-Sep-1999            16.0000     10.6250            17.5000             32.4375            9.5000       20.0000        98.7974
09-Sep-1999            15.7500     10.5625            17.3125             32.4375            9.6250       19.6875        98.0921
10-Sep-1999            15.4375     10.6250            17.3125             32.5000            9.4375       20.0625        98.5415
13-Sep-1999            13.6875     10.6250            17.1875             32.9375            9.3750       20.3125        98.3672
14-Sep-1999            14.0000     10.6250            17.1875             33.0000            9.3750       20.4375        98.8410
15-Sep-1999            14.3125     10.8750            16.3750             33.0000            9.6250       20.5000        99.0668
16-Sep-1999            14.6250     11.1250            15.5000             32.3750            9.6250       20.6875        98.5776
17-Sep-1999            15.3750     11.1250            15.2500             32.5000            9.3125       20.2500        98.2374
20-Sep-1999            15.1250     11.1250            14.8750             31.8125            9.3125       20.1875        96.9843
21-Sep-1999            14.5000     11.0625            14.9375             31.3750            9.3750       20.0625        95.8727
22-Sep-1999            13.9375     11.1875            15.0625             30.9375            9.3125       19.8125        94.6442
23-Sep-1999            13.9375     11.0000            14.7500             30.5000            9.3125       20.0625        94.3084
24-Sep-1999            13.8125     11.0000            14.7500             30.8125            9.4375       19.8750        94.3731
27-Sep-1999            13.6875     11.0625            14.3750             30.3125            9.2500       18.6250        91.4202
28-Sep-1999            13.0000     11.1250            14.1875             30.2500            9.3750       18.8750        91.3535
29-Sep-1999            13.8750     11.0000            13.3750             30.7500            9.0000       18.6250        91.5804
30-Sep-1999            14.1250     11.0625            12.5625             30.8750            9.0000       18.1875        90.9040
01-Oct-1999            14.4531     11.1250            13.5000             30.4375            9.1250       17.7500        90.2573
04-Oct-1999            14.9375     10.8125            14.6250             30.7500            8.8125       17.3125        90.3462
05-Oct-1999            15.2500     10.7500            14.1875             30.6250            8.7500       17.0000        89.6498
06-Oct-1999            15.0000     10.7500            14.0000             30.2500            8.2500       17.2500        89.1442
07-Oct-1999            14.9375     10.8125            13.8750             30.0000            8.6250       17.2500        88.9457
08-Oct-1999            14.9375     10.7500            13.2500             29.8125            8.5000       17.0625        88.0910
11-Oct-1999            13.1250     10.8750            13.6250             29.9375            8.5000       16.5000        86.4150
12-Oct-1999            12.6250     10.7500            13.0000             29.3125            8.3750       16.5625        85.0906
13-Oct-1999            11.7500     10.7500            13.7813             28.8750            8.3750       16.9375        84.9098
14-Oct-1999            11.0000     10.6875            13.0625             28.8125            8.2500       16.6250        83.5175
15-Oct-1999            11.1250     10.7500            12.9375             28.3125            8.2500       16.5625        82.8459
18-Oct-1999            10.9375     10.5000            13.3125             27.8750            8.2500       17.0000        82.9248
19-Oct-1999            11.0000     10.6250            12.7500             27.6250            9.1250       16.8125        82.5908
20-Oct-1999            12.2500     10.6250            12.8125             26.6875           10.0000       16.6250        82.2828
21-Oct-1999            11.8125     10.6250            12.5625             26.4375           10.2500       16.5625        81.6238
22-Oct-1999            11.6250     10.6250            11.7500             28.3750           10.1250       16.9375        84.2099
25-Oct-1999            11.3750     10.6875            11.2500             28.5000           10.5000       17.1250        84.5417
26-Oct-1999            11.0000     10.5000            12.0625             28.8125            9.9375       16.5625        83.7341
27-Oct-1999            11.1250     10.6250            12.1875             29.0625           10.0000       16.7500        84.5626
28-Oct-1999            11.0000     10.5625            13.9375             29.1875           10.0000       16.7500        85.2473
29-Oct-1999            10.7500     10.3125            13.2500             29.8125           10.0625       18.3750        88.2213
01-Nov-1999            10.7500     10.3125            14.0000             30.0625            9.7500       18.6250        89.0757
02-Nov-1999            10.5000     10.3750            14.2500             30.1250            9.6875       18.3750        88.6814
03-Nov-1999            10.6250     10.3125            11.0000             30.6875            9.6875       18.1875        87.9530
04-Nov-1999            10.7500     10.2500            11.1875             29.8750            9.6250       17.0000        85.0654
05-Nov-1999            10.9375     10.2500            11.5000             30.2500           10.0000       16.7500        85.5215
08-Nov-1999            10.5000     10.2500            11.7500             29.3750           10.0000       17.1875        84.9677
09-Nov-1999            10.5000     10.2500            11.3750             29.3125           10.0000       17.1875        84.7538
10-Nov-1999            10.5000     10.2500            11.3750             29.0625            9.8750       17.4375        84.7946
11-Nov-1999            10.5000     10.1250            11.7500             29.5000            9.8750       17.2500        85.1141
12-Nov-1999            10.5000      9.9375            12.0000             29.2500            9.7500       17.0625        84.4402
15-Nov-1999            10.8750     10.0000            12.2500             29.6875           10.0000       17.3750        85.9633
16-Nov-1999            11.0625     10.0000            12.5000             29.5000           10.0000       17.3125        85.8290
17-Nov-1999            10.9375      9.9375            12.1250             29.2500           10.0000       17.2500        85.1727
18-Nov-1999            11.1250      9.9375            12.3750             29.5000           10.0000       17.4375        85.9991
19-Nov-1999            10.7500      9.7500            12.3750             28.8125           10.2500       17.6875        85.3482
22-Nov-1999            11.5000      9.7500            12.7500             28.7500           10.0000       17.5625        85.5409
23-Nov-1999            11.1250      9.8750            12.6250             28.6875           10.3750       17.1250        84.6967
24-Nov-1999            10.7500      9.7500            12.5000             28.7500           10.0000       17.4375        84.7900
25-Nov-1999            10.7500      9.7500            12.5000             28.7500           10.0000       17.4375        84.7900
26-Nov-1999            10.8125      9.8125            12.5000             28.6250           10.0000       18.0000        85.6250
29-Nov-1999            11.0000      9.8750            12.6250             28.4375           10.1250       19.3750        87.8963
30-Nov-1999            11.1875     10.0000            12.3750             29.2500           10.0000       18.1250        86.8829
01-Dec-1999            11.1250     10.1250            12.5625             28.5000           10.2500       18.0625        86.0382
02-Dec-1999            11.0000     10.0000            12.5625             28.9375           10.5000       17.6250        85.8485
03-Dec-1999            10.6250     10.0000            12.6563             29.5625           10.0000       17.5625        86.1100
06-Dec-1999            10.5000     10.0000            12.5625             29.0000           10.0000       17.6250        85.3968
07-Dec-1999             9.6875     10.0000            12.5625             28.9375            9.8750       17.4375        84.4603
08-Dec-1999             9.7500      9.8125            12.3750             27.8750            9.7500       17.6250        83.2632
09-Dec-1999             9.7500      9.8750            12.3750             27.9375           10.1250       17.0000        82.5115
10-Dec-1999             9.6250     10.2500            12.3750             27.6875            9.9375       17.2500        82.6183
13-Dec-1999            10.0625     10.4375            12.4375             28.0000           10.1875       17.4375        83.8057
14-Dec-1999             9.8125     10.3750            12.2500             27.2500            9.8750       16.6875        81.2402
15-Dec-1999            10.0000      9.9375            12.3750             27.3125            9.9688       16.5000        81.0130
16-Dec-1999             9.8750      9.8750            12.2500             27.7500           10.7500       16.6250        81.9732
17-Dec-1999            10.0000      9.8750            12.5000             27.1875           11.0000       18.3750        84.4264
20-Dec-1999             9.0625      9.7500            12.9688             27.3750           10.8750       17.1875        82.1948
21-Dec-1999             9.0625      9.8125            12.5625             26.9375           10.8750       17.2500        81.6299
22-Dec-1999             9.2500      8.8125            12.4375             27.3125           10.3438       16.6250        80.4462
23-Dec-1999             9.0000      8.2500            12.3750             27.6250           10.0000       16.7500        80.4590
24-Dec-1999             9.0000      8.2500            12.3750             27.6250           10.0000       16.7500        80.4590
27-Dec-1999             8.7500      8.3750            12.1563             27.7500           10.3750       16.8750        80.8178
28-Dec-1999             8.6875      8.9375            12.1875             28.0625           10.1250       16.8125        81.2225
29-Dec-1999             8.2500      8.7500            11.7500             28.5625           10.0625       16.6875        81.1078
30-Dec-1999             8.2500      8.7500            12.1875             28.1875           10.1250       16.6875        80.8233
31-Dec-1999             8.2500      8.6250            12.1250             28.4375            9.7500       17.7500        82.6364
03-Jan-2000             7.9375      8.6250            12.3750             27.5000            9.7500       17.1875        80.4342
04-Jan-2000             7.4375      8.4375            12.2188             26.6875            9.7500       16.9375        78.5578
05-Jan-2000             7.5000      8.6250            12.3125             27.1875            9.7500       16.8750        79.2396
06-Jan-2000             7.6875      8.7500            12.2500             27.5625           10.1250       16.1875        78.8971
07-Jan-2000             7.5625      8.7500            11.8125             27.4375           10.1250       15.9375        78.0949
10-Jan-2000             7.5625      9.0000            11.7500             27.1875           10.0000       15.7500        77.5065
11-Jan-2000             7.7500      8.5625            11.8750             26.9375           10.8750       15.3125        76.8300
12-Jan-2000             7.9375      8.5000            12.0000             26.5625           10.8750       14.5000        75.1525
13-Jan-2000            10.0000      8.4375            12.5000             26.3750           11.5000       14.6250        76.8096
14-Jan-2000             9.5000      8.6250            12.6250             25.7500           11.8750       13.8125        74.6847
17-Jan-2000             9.5000      8.6250            12.6250             25.7500           11.8750       13.8125        74.6847
18-Jan-2000             9.6875      8.7500            12.3750             25.6250           12.5000       13.7500        74.7886
19-Jan-2000             9.6250      8.6875            12.6250             25.3750           12.3125       14.0000        74.8251
20-Jan-2000             8.8750      8.5000            12.8750             25.1250           11.5000       14.0000        73.6929
21-Jan-2000             8.8750      8.4375            13.1250             24.2500           10.6250       13.8125        71.9506
24-Jan-2000             9.0625      8.3125            13.3750             24.3125           10.0000       13.5625        71.4814
25-Jan-2000             8.8125      8.3750            13.5000             23.8125           10.0625       12.4375        68.9525
26-Jan-2000             8.6875      8.3750            13.2500             24.0000           10.2500       11.7500        67.9754
27-Jan-2000             8.2500      8.3750            13.3750             23.8125           10.5000       11.5625        67.3246
28-Jan-2000             8.0625      8.3125            13.2500             23.5000           10.5000       11.3125        66.3336
31-Jan-2000             9.8750      8.4375            13.1250             23.3750           10.5000       11.1250        66.9790
01-Feb-2000             9.1250      8.6250            13.0000             23.4375           10.5000       11.1250        66.6425
02-Feb-2000             9.0313      8.6875            13.1875             23.3750           10.2500       11.4375        67.0041
03-Feb-2000             9.3750      8.6250            13.3750             22.7500           10.5000       11.5000        66.6834
04-Feb-2000             9.1250      8.8750            13.5000             22.6875           10.2500       11.5625        66.6013
07-Feb-2000             9.0000      8.6250            13.3125             23.1250           10.2500       11.7500        67.2023
08-Feb-2000             9.0000      9.0000            13.2500             22.5000           10.6250       11.6250        66.5295
09-Feb-2000             8.7969      8.5000            13.4375             22.0000           10.4375       11.8750        65.9457
10-Feb-2000             8.6250      8.6250            13.5000             22.1250           11.5000       12.6250        67.7939
11-Feb-2000             9.0000      8.3750            13.5000             21.8750           11.0625       12.8750        67.8070

Financial Overview                                           Ansaldo Signal N.V.
--------------------------------------------------------------------------------
Ownership

(shares in thousands)                           Total Shares          % of Total
                                                ------------          ----------

Majority Shareholder
  Ansaldo Trasporti S.p.A                         16,711.3               81.7%

Public Ownership                                   3,737.5               18.3%
                                                  --------              -----

Total Shares Outstanding                          20,448.8              100.0%
                                                  ========              =====

----------------------------------------
As per Ansaldo Signal N.V. management as of February 11, 2000. Please see Appendix 4.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

                                                             Ansaldo Signal N.V.
--------------------------------------------------------------------------------

                               Valuation Summary

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Valuation Summary                                            Ansaldo Signal N.V.
--------------------------------------------------------------------------------

      o Projections for FY 1999 - FY 2003, shown on previous pages in this presentation and in Appendix 4, were provided by Ansaldo management.

      o We have utilized several methods of valuation in determining the fairness of the proposed offer, including:

            -     Implied Premium Analysis

            -     Analysis of Comparable Publicly-Traded Companies

            -     Analysis of Comparable M&A Transactions

            -     Discounted Cash Flow Analysis

      o     A Leveraged Buyout Analysis was not performed.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Valuation Summary                                            Ansaldo Signal N.V.
--------------------------------------------------------------------------------
Implied Premium Analysis

--------------------------------------------------------------------------------
                                Implied Premium
--------------------------------------------------------------------------------
                                                                       -------
Offer Price per Ansaldo Share                                          $  4.05
                                                                       -------

Implied Premium To:
  February 4, 2000 Price of $3.69                                          9.8%
  January 20, 2000 Price of $3.75                                          8.0%
  January 13, 2000 Price of $2.31                                         75.1%
  5 Day Average Price of $3.01                                            34.8%
  15 Day Average Price of $2.48                                           63.3%
  30 Day Average Price of $2.33                                           73.9%
  90 Day Average Price of $2.54                                           59.4%
  52 Week High of $4.50                                                  (10.0%)
  52 Week Low of $1.69                                                   139.6%

                                                                       -------
Fully-Diluted Equity Offer Value (a)                                   $  82.8
                                                                       -------

                                                                       -------
Fully-Diluted Enterprise Value (b)                                     $ 210.4
                                                                       -------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Summary Transaction Multiples
--------------------------------------------------------------------------------

Offer Price per Ansaldo Share as a
Multiple of:

LTM EPS                                                                    25.6x
1999E EPS                                                                     NM
2000P EPS                                                                  61.3x
Book Value per share (c)                                                   0.79x

Fully-Diluted Enterprise Value as a Multiple of:

LTM Revenues (d)                                                           0.59x
1999E Revenues (e)                                                         0.61x
2000P Revenues (e)                                                         0.55x

LTM EBITDA (d)                                                              7.6x
1999E EBITDA (e)                                                            9.4x
2000P EBITDA (e)                                                            6.6x

LTM EBIT (d)                                                               11.9x
1999E EBIT (e)                                                             16.8x
2000P EBIT (e)                                                              9.8x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Company statistics exclude all non-recurring items.

Average prices for period ending January 21, 2000 (last trading day prior to public announcement of $3.80 offer price). ASIGF did not trade on January 21, 2000.

(a)   Based on 20.4 million shares outstanding.
(b) Includes $127.6 million of estimated net debt as of December 31, 1999 per Ansaldo Signal N.V. management as of February 11, 2000.
(c) Based on December 31, 1999 estimated book value of $104.7 million per Ansaldo Signal N.V. management as of February 11, 2000.
(d)   LTM as of September 30, 1999 per press release dated December 14, 1999.
(e) FY99 and FY00 estimates per Ansaldo Signal N.V. management as of February 11, 2000.

      Please see Appendix 4.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Valuation Summary                                            Ansaldo Signal N.V.

                               ----------      ------------------  ------------------   -----------------------------
($ in millions,                 Company        Multiple Range (a)  Implied Firm Value   Equity Value per Share (b)(c)
except per share amounts)      Statistics        Low      High       Low       High            Low        High
---------------------------------------------------------------------------------------------------------------------
Comparable Public Companies
Firm Value to:
Revenues:
  LTM                            $358.1         0.54x -    0.78x    $194.0  -  $281.0         $ 3.25  -  $ 7.50
  1999E                           345.3         0.54  -    0.88      188.0  -   303.4           2.95  -    8.60
  2000P                           385.1         0.51  -    0.72      196.6  -   276.5           3.38  -    7.28
EBITDA:
  LTM                            $ 27.5         4.5x  -    7.3x     $125.2  -  $201.0         $(0.12) -  $ 3.59
  1999E                            22.5         4.5   -    7.3       100.1  -   164.7          (1.35) -    1.81
  2000P                            31.7         3.9   -    5.0       123.8  -   159.6          (0.19) -    1.57
EBIT:
  LTM                            $ 17.7         6.0x  -   14.8x     $105.2  -  $262.1         $(1.10) -  $ 6.58
  1999E                            12.5         5.9   -    8.9        74.4  -   111.0          (2.60) -   (0.81)
  2000P                            21.5         5.1   -    7.0       109.8  -   150.6          (0.87) -    1.12
Equity Value to:
  LTM EPS                        $ 0.16         6.8x  -   20.5x         --  -      --         $ 1.08  -  $ 3.25
  1999E EPS                       (0.01)        7.1   -    8.5          --  -      --             NM  -      NM
  2000P EPS                        0.07         6.5   -    8.2          --  -      --           0.43  -    0.54

  Book Value                     $104.7         0.90x -    1.95x        --  -      --         $ 4.59  -  $ 9.98
  Tangible Book Value              70.0         2.54x -    2.54x        --  -      --           8.71  -    8.71

Comparable M&A Transactions
  Firm Value to:
    LTM Revenues                 $358.1         0.36x -    1.41x    $130.2  -  $504.9         $ 0.13  -  $18.45
    LTM EBITDA                     27.5         6.0   -    7.4       165.2  -   204.4           1.84  -    3.75
    LTM EBIT                       17.7         6.7   -   12.0       117.5  -   212.1          (0.49) -    4.13

Discounted Cash Flows
    Management Case                                                 $185.0  -  $245.3         $ 2.80  -  $ 5.76

                                                                            -----------------------------------
                                                                            Mean              $ 1.32  -  $ 5.40
                                                                            -----------------------------------

                                                                            -----------------------------------
                                                                            Median            $ 0.43  -  $ 4.13
                                                                            -----------------------------------

                                                                            -----------------------------------
                                                                            Offer Price             $4.05
                                                                            -----------------------------------

----------
Company statistics exclude all non-recurring items.
FY99 and FY00 estimates per Ansaldo Signal N.V. management as of February 11,
  2000.
LTM data as of September 30, 1999.
EPS figures are based on basic shares outstanding.
Detailed analysis found in Appendices 1-3.
(a)   Multiple range eliminates high and low multiples of comparable universe.
(b) Equity value reflects estimated net debt of $127.6 million as of December 31, 1999 per Ansaldo Signal N.V. management as of February 11, 2000. Please see Appendix 4.
(c)   Equity value per share reflects 20.4 million shares outstanding.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Valuation Summary                                            Ansaldo Signal N.V.
--------------------------------------------------------------------------------
Analysis of Publicly-Traded Comparable Companies

                               ----------      ------------------  ------------------   -----------------------------
($ in millions,                 Company        Multiple Range (a)  Implied Firm Value   Equity Value per Share (b)(c)
except per share amounts)      Statistics        Low      High       Low       High            Low        High
---------------------------------------------------------------------------------------------------------------------
Firm Value to:

Revenues:
  LTM                            $358.1         0.54x  -   0.78x    $194.0  -  $281.0         $ 3.25  -  $ 7.50
  1999E                           345.3         0.54   -   0.88      188.0  -   303.4           2.95  -    8.60
  2000P                           385.1         0.51   -   0.72      196.6  -   276.5           3.38  -    7.28
EBITDA:
  LTM                            $ 27.5         4.5x   -   7.3x     $125.2  -  $201.0         $(0.12) -  $ 3.59
  1999E                            22.5         4.5    -   7.3       100.1  -   164.7          (1.35) -    1.81
  2000P                            31.7         3.9    -   5.0       123.8  -   159.6          (0.19) -    1.57
EBIT:
  LTM                            $ 17.7         6.0x   -  14.8x     $105.2  -  $262.1         $(1.10) -  $ 6.58
  1999E                            12.5         5.9    -   8.9        74.4  -   111.0          (2.60) -   (0.81)
  2000P                            21.5         5.1    -   7.0       109.8  -   150.6          (0.87) -    1.12

Equity Value to:

  LTM EPS                        $  0.16        6.8x   -  20.5x         --  -      --         $ 1.08  -  $ 3.25
  1999E EPS                        (0.01)       7.1    -   8.5          --  -      --             NM  -      NM
  2000P EPS                         0.07        6.5    -   8.2          --  -      --           0.43  -    0.54

  Book Value                     $104.7         0.90x  -   1.95x        --  -      --         $ 4.59  -  $ 9.98
  Tangible Book Value              70.0         2.54x  -   2.54x        --  -      --           8.71  -    8.71

                                                                            -----------------------------------
                                                                            Mean              $ 1.40  -  $ 4.59
                                                                            -----------------------------------
                                                                            -----------------------------------
                                                                            Median            $ 0.43  -  $ 3.59
                                                                            -----------------------------------
                                                                            -----------------------------------
                                                                            Offer Price             $4.05
                                                                            -----------------------------------


----------------------------------------
Company statistics exclude all non-recurring items.
FY99 and FY00 estimates per Ansaldo Signal N.V. management as of February 11,
  2000.
LTM data as of September 30, 1999.
EPS figures are based on basic shares outstanding.
Detailed analysis found in Appendix 1.

(a)   Multiple range eliminates high and low multiples of comparable universe.
(b) Equity value reflects estimated net debt of $127.6 million as of December 31, 1999 per Ansaldo Signal N.V. management as of February 11, 2000. Please Appendix 4.
(c)   Equity value per share reflects 20.4 million shares outstanding.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Valuation Summary                                            Ansaldo Signal N.V.
--------------------------------------------------------------------------------
Analysis of Comparable M&A Transactions

      o Values derived by analyzing comparable M&A transactions include a "change of control" premium. As the Proposed Transaction relates to a minority interest and therefore would not confer control of the Company to any potential buyer, the application of a minority interest discount to the implied values would be justified.

($ in millions, except per share amounts)

                           ----------       ------------------  ------------------    -----------------------------
                           Operating        Multiple Range (a)  Implied Firm Value    Equity Value per Share (b)(c)
                           Statistics         Low      High        Low     High                Low      High
-------------------------------------------------------------------------------------------------------------------
Firm Value to:

LTM Revenues                 $358.1           0.36x -  1.41x      $130.2 - $504.9             $0.13  - $18.45

LTM EBITDA                   $ 27.5           6.0x  -  7.4x       $165.2 - $204.4             $1.84  - $ 3.75

LTM EBIT                     $ 17.7           6.7x  - 12.0x       $117.5 - $212.1            ($0.49) - $ 4.13

                                                                         ------------------------------------------
                                                                         Mean                 $0.49  - $ 8.78
                                                                         ------------------------------------------

                                                                         ------------------------------------------
                                                                         Median               $0.13  - $ 4.13
                                                                         ------------------------------------------

                                                                         ------------------------------------------
                                                                         Offer Price               $4.05
                                                                         ------------------------------------------

----------------------------------------
Company statistics exclude all non-recurring items.
LTM data as of September 30, 1999 per press release dated December 14, 1999. Detailed analysis found in Appendix 2.
(a)   Multiple range eliminates high and low multiples of comparable universe.
(b) Equity value reflects estimated net debt of $127.6 million as of December 31, 1999 per Ansaldo Signal N.V. management as of February 11, 2000. Please see Appendix 4.
(c)   Equity value per share reflects 20.4 million shares outstanding.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Valuation Summary                                            Ansaldo Signal N.V.
--------------------------------------------------------------------------------
Discounted Cash Flow Analysis

($ in millions, except per share amounts)

                    Present Value
                       of Free           Present Value of Terminal Value         Present Value of Enterprise
                     Cash Flows     +      Multiple of 2003 EBITDA (b)    =                 Value
                   -------------         -------------------------------        ------------------------------
Discount Rate      ('00-'03) (a)           4.5x       5.0x       5.5x            4.5x        5.0x        5.5x
-------------      -------------         -------------------------------        ------------------------------
  12.0%                ($4.1)            $204.0      $226.7     $249.4          $200.0      $222.6      $245.3
  13.0%                 (4.6)             196.9       218.8      240.7           192.3       214.2       236.1
  14.0%                 (5.1)             190.1       211.2      232.3           185.0       206.1       227.2

                                             Total Equity Value (c)               Equity Value per Share (c)
                    Net Debt (c)         -------------------------------        ------------------------------
Discount Rate    -   12/31/99E      =      4.5x       5.0x       5.5x             4.5x       5.0x        5.5x
-------------      -------------         -------------------------------        ------------------------------
12.0%                 $127.6              $72.4       $95.0     $117.7           $3.54       $4.65       $5.76
13.0%                  127.6               64.7        86.6      108.4            3.16        4.23        5.30
14.0%                  127.6               57.4        78.5       99.6            2.80        3.84        4.87

                                                           ---------------------------------------------------
                                                           Total Range           $2.80          --       $5.76
                                                           ---------------------------------------------------
                                                           Offer Price                       $4.05
                                                           ---------------------------------------------------

------------------------------
FY00 - FY03 estimates per Ansaldo Signal N.V. management as of February 11,
2000.
(a)   Present values are discounted to December 31, 1999.
(b)   Based on 2003 EBITDA of $71.3 million.
(c) Based on 20.4 million primary shares outstanding and estimated net debt of $127.6 as of December 31, 1999 per Ansaldo Signal N.V. management as of February 11, 2000.
      Please see Appendix 4.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Valuation Summary                                            Ansaldo Signal N.V.
--------------------------------------------------------------------------------
Book Value Analysis

                                  Ansaldo Signal
($ in millions, except                 N.V.                                         Harmon      Trinity
per share amounts)             -------------------        ABC-    The Greenbrier  Industries,  Industries,   RailWorks      Wabtec
                               $2.33        $4.05       NACO Inc. Companies, Inc.    Inc.         Inc.      Corporation  Corporation
------------------------------------------------------------------------------------------------------------------------------------
Equity Value                   $ 47.6       $ 82.8       $171.6       $119.4        $153.2       $863.1        $157.7       $557.6

Book Value                     $104.7       $104.7       $ 88.0       $133.1        $ 97.7       $979.9        $129.3       $171.3

Tangible Book Value            $ 70.0       $ 70.0       $ 67.4           NA        $ 56.5       $914.9         (62.1)      (107.3)

Equity Value / Book Value       0.46x        0.79x        1.95x        0.90x         1.57x        0.88x         1.22x        3.26x

Equity Value /
  Tangible Book Value           0.68x        1.18x        2.54x           NA         2.71x        0.94x            NM           NM

1999E EBITDA Margin               6.5%         6.5%         9.0%        12.2%          8.6%(a)   12.5%          12.0%       18.4%

------------------------------
(a)   LTM EBITDA margin.
Ansaldo FY99 estimate and December 31, 1999 balance sheet data per Ansaldo Signal N.V. management as of February 11, 2000. Please see Appendix 4.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

                                                             Ansaldo Signal N.V.
--------------------------------------------------------------------------------

                                   Appendices

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

                                                             Ansaldo Signal N.V.
--------------------------------------------------------------------------------

                Analysis of Publicly-Traded Comparable Companies

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Analysis of Comparable Companies                             Ansaldo Signal N.V.
--------------------------------------------------------------------------------

                                                                                                Harmon
                                                                    The Greenbrier           Industries,
2/11/00                                      ABC-NACO Inc.         Companies, Inc.               Inc.
                                         -------------------     -------------------     -------------------
-------------------------------------------------------------------------------------------------------------------
--------------------                     -------------------     -------------------     -------------------
Company Description:                          Engineers,               Supplies              Designs and
--------------------                       manufactures and         transportation           manufactures
                                         markets replacement        equipment and         electronic devices
                                             products and          services to the           for the rail
                                          original equipment     railroad and related    industries. Products
                                           for the freight          industries and         include railroad
                                          railroad and rail          manufactures          crossing warning
                                         transit industries.     railcars and marine     systems, monitoring
                                         The addition of NACO       vessels. Also            devices for
                                         adds the manufacture    provides repair and       railcars, signal
                                          of components and       refurbishment for           controls,
                                         systems for the rail       intermodal and       centralized traffic
                                              industry.              conventional        control systems, and
                                                                      railcars.          radio communications
                                                                                              equipment.
                                         -------------------     -------------------     -------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Ticker Symbol:                                     ABCR                    GBX                     HRMN
Most Recent Fiscal Quarter:                        31-Oct-99               30-Nov-99               30-Sep-99
Fiscal Year End:                                   31-Jul-99               31-Aug-99               31-Dec-98
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Balance Sheet Data (a):
  Cash & Equivalents (b)                              $  3.2                  $ 16.9                  $  7.2
  Intangibles                                           20.6                      NA                    41.2
  Total Assets                                         499.5                   533.9                   257.2
  Total Debt (c)                                       253.1                   216.2                    78.7
  Tangible Book Value                                   67.4                      NA                    56.5
  Shareholders' Equity                                  88.0                   133.1                    97.7
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Total Market Capitalization:
  Common Shares Outstanding                             19.1                    14.3                    11.3
  Options Outstanding                                    1.0                     1.3                     0.4
  Average Exercise Price                               14.54                   13.00                   14.93
  Net Option Dilution                                    0.0                     0.0                     0.0
  Common Shares Outstanding (d)                         19.1                    14.3                    11.3
  Share Price as of February 11, 2000                 $ 9.00                  $ 8.38                  $13.50
  Average Share Price                                 $13.77                  $11.51                  $18.60
  52 Week High                                        $21.00                  $12.50                  $23.50
  52 Week Low                                         $ 7.31                  $ 8.19                  $ 8.28
                                                      ------                  ------                  ------
  Market Value of Common Stock                        $171.6                  $119.4                  $153.2

  Total Debt (c)                                      $253.1                  $216.2                  $ 78.7
  Preferred Stock                                        0.0                     0.0                     0.0
  Minority Interest                                      0.0                    12.6                     1.1
  Cash & Equivalents                                    (3.2)                  (16.9)                   (7.2)
                                                      ------                  ------                  ------
  Enterprise Value                                    $421.5                  $331.3                  $225.8
                                                      ======                  ======                  ======
-------------------------------------------------------------------------------------------------------------------

                                               Trinity
                                             Industries,              RailWorks                Wabtec
                                                 Inc.                Corporation             Corporation
--------------------                     --------------------    --------------------    --------------------
Company Description:                         Manufactures        Provides integrated       Manufactures air
--------------------                        transportation,          rail system          brakes and related
                                           construction, and        services. The           equipment for
                                         industrial products.     Company's services     locomotives, railway
                                           Products include         include track          freight cars and
                                           tank and freight        construction and       passenger transit
                                           railcars, inland       repair operations,       vehicles. These
                                           hopper and tank         installation of         products include
                                            barges, highway       communication and          brake shoes,
                                         guardrail and safety     signaling systems,      compressors, hand
                                         products, ready-mix         and related           brakes, wheels,
                                          concrete and other         maintenance              doors and
                                            products. Also       services. RailWorks         connectors.
                                         leases railcars and       operates in the
                                           other products.          Unites States.
                                         --------------------    --------------------    --------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Ticker Symbol:                                     TRN                    RWKS                    WAB
Most Recent Fiscal Quarter:                        3-Dec-99                30-Sep-99               30-Sep-99
Fiscal Year End:                                   3-Mar-99                31-Dec-98               31-Dec-98
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Balance Sheet Data (a):
  Cash & Equivalents (b)                           $    7.8                   $  5.3                $   15.4
  Intangibles                                          65.0                    191.4                   278.5
  Total Assets                                      1,654.4                    525.5                 1,014.8
  Total Debt (c)                                      288.1                    272.2                   565.3
  Tangible Book Value                                 914.9                    (62.1)                 (107.3)
  Shareholders' Equity                                979.9                    129.3                   171.3
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Total Market Capitalization:
  Common Shares Outstanding                            39.5                     14.3                    43.3 (1)
  Options Outstanding                                   2.1                      0.0
  Average Exercise Price                              29.81                    10.02
  Net Option Dilution                                   0.0                      0.0                     0.0
  Common Shares Outstanding (d)                        39.5                     14.3                    43.3
  Share Price as of February 11, 2000              $  21.88                   $11.06                $  12.88
  Average Share Price                              $  32.70                   $ 9.91                $  20.26
  52 Week High                                     $  37.50                   $12.63                $  25.94
  52 Week Low                                      $  21.50                   $ 7.88                $  10.88
                                                   --------                   ------                --------
  Market Value of Common Stock                     $  863.1                   $157.7                $  557.6

  Total Debt (c)                                   $  288.1                   $272.2                $  565.3
  Preferred Stock                                       0.0                      0.0                     0.0
  Minority Interest                                     0.0                      0.0                     0.0
  Cash & Equivalents                                   (7.8)                    (5.3)                  (15.4)
                                                   --------                   ------                --------
  Enterprise Value                                 $1,143.4                   $424.7                $1,107.4
                                                   ========                   ======                ========
-------------------------------------------------------------------------------------------------------------------

(1)   Pro forma for MotivePower acquisition.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Analysis of Comparable Companies                             Ansaldo Signal N.V.
--------------------------------------------------------------------------------

                                         The Greenbrier   Harmon Industries,      Trinity              RailWorks          Wabtec
                       ABC-NACO Inc.     Companies, Inc.         Inc.          Industries, Inc.       Corporation       Corporation
                       -------------     ---------------  ------------------   ----------------       -----------       -----------
Operating Data:             (f)               (g)                                    (h)                  (k)                 (j)
------------------------------------------------------------------------------------------------------------------------------------
LTM Revenue                $640.2            $611.5             $287.7             $2,869.3             $556.7 (l)        $1,138.7
CY 1999 Revenue             624.3             608.6                 NA              2,869.3              483.4             1,134.3
CY 2000 Revenue             727.0             703.7                 NA              2,239.3              591.4             1,152.0
  % Growth from
    preceding year           16.5%             15.6%                NA               -22.0%               22.3%                1.6%

LTM EBITDA (e)               57.7              72.9               24.7                360.1               68.1 (l)           206.5
CY 1999 EBITDA               55.9              74.4                 NA                360.1               58.0               208.4
  % Margin                    9.0%             12.2%                NA                 12.5%              12.0%               18.4%
CY 2000 EBITDA               83.7              84.8                 NA                351.1 (i)           71.1               224.3
  % Margin                   11.5%             12.1%                NA                 15.7%              12.0%               19.5%

LTM EBIT                     27.1              55.7               15.2                289.5               47.6 (l)           166.5
CY 1999 EBIT                 25.2              55.8                 NA                289.5               48.0               168.4
  % Margin                    4.0%              9.2%                NA                 10.1%               9.9%               14.8%
CY 2000 EBIT                 52.2              65.0                 NA                267.5               60.7               182.3
  % Margin                    7.2%              9.2%                NA                 11.9%              10.3%               15.8%

Earnings Per Share:

  LTM                      $  0.09           $  1.12            $  0.66            $    4.17            $  1.36           $    1.88
  CY 1999E                 $ (0.21)          $  1.18            $  0.50            $    4.17            $  1.30           $    1.76
  CY 2000E                 $  1.28           $  1.02            $  1.23            $    3.52            $  1.60           $    1.98
  CY 2001E                 $  1.93                NA                 NA            $    3.05                 NA           $    2.35
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Analysis of Comparable Companies                             Ansaldo Signal N.V.
--------------------------------------------------------------------------------

                                                                         Harmon           Trinity
                                                     The Greenbrier     Industries,      Industries,     RailWorks         Wabtec
                                     ABC-NACO Inc.   Companies, Inc.       Inc.             Inc.        Corporation      Corporation
                                     -------------   ---------------    ----------       ----------     -----------      -----------
Valuation Multiples:
------------------------------------------------------------------------------------------------------------------------------------
Enterprise Value/LTM Revenue             0.66 x           0.54 x           0.78 x           0.40 x          0.76 x           0.97 x
Enterprise Value/1999 Revenue            0.68             0.54               NA             0.40            0.88             0.98
Enterprise Value/2000 Revenue            0.58             0.47               NA             0.51            0.72             0.96

Enterprise Value/LTM EBITDA               7.3 x            4.5 x            9.1 x            3.2 x           6.2 x            5.4 x
Enterprise Value/1999 EBITDA              7.5              4.5               NA              3.2             7.3              5.3
Enterprise Value/2000 EBITDA              5.0              3.9               NA              3.3             6.0              4.9

Enterprise Value/LTM EBIT                15.6 x            6.0 x           14.8 x            3.9 x           8.9 x            6.7 x
Enterprise Value/1999 EBIT               16.7              5.9               NA              3.9             8.9              6.6
Enterprise Value/2000 EBIT                8.1              5.1               NA              4.3             7.0              6.1

Price/LTM EPS                            98.7 x            7.5 x           20.5 x            5.2 x           8.1 x            6.8 x
Price/CY 1999E EPS                         NM              7.1             27.0              5.2             8.5              7.3
Price/CY 2000E EPS                        7.0              8.2             11.0              6.2             6.9              6.5
Market Value of Common Stock/
 Book Value                               1.9 x            0.9 x            1.6 x            0.9 x           1.2 x            3.3 x
Market Value of Common Stock/             2.5               NA              2.7              0.9              NM               NM
 Tangible Book Value
Total Debt/Total Market Cap              60.1%            65.3%            34.8%            25.2%           64.1%            51.0%
Total Debt/Market Value of Equity       147.5%           181.1%            51.3%            33.4%          172.6%           101.4%

Total Debt/Book Equity                  287.6%           162.4%            80.5%            29.4%          210.5%           330.0%
Total Debt/Book Cap                      74.2%            61.9%            44.6%            22.7%           67.8%            76.7%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Analysis of Comparable Companies                             Ansaldo Signal N.V.
--------------------------------------------------------------------------------

Statistical Calculations:
--------------------------------------------------------------------------------
                                   Median      Mean         High        Low
                                   ------     ------      ------       ------
Enterprise Value/LTM Revenue        0.7 x      0.7 x        1.0 x       0.4 x
Enterprise Value/1999 Revenue       0.7        0.7          1.0         0.4
Enterprise Value/2000 Revenue       0.6        0.6          1.0         0.5

Enterprise Value/LTM EBITDA         5.8 x      6.0 x        9.1 x       3.2 x
Enterprise Value/1999 EBITDA        5.3        5.6          7.5         3.2
Enterprise Value/2000 EBITDA        4.9        4.6          6.0         3.3

Enterprise Value/LTM EBIT           7.8 x      9.3 x       15.6 x       3.9 x
Enterprise Value/1999 EBIT          6.6        8.4         16.7         3.9
Enterprise Value/2000 EBIT          6.1        6.1          8.1         4.3

Price/LTM EPS                       7.8       24.5         98.7         5.2

Price/CY 1999E EPS                  7.3 x     11.0 x       27.0 x       5.2 x
Price/CY 2000E EPS                  7.0 x      7.6 x       11.0 x       6.2 x

Market Value of Common Stock/
    Book Value                      1.4 x      1.6 x        3.3 x       0.9 x
Market Value of Common Stock/       2.5        2.1          2.7         0.9
    Tangible Book Value
--------------------------------------------------------------------------------

Notes:
      (a)   As of the latest public filing.

      (b) Cash & equivalents includes short-term investments and marketable securities.

      (c) Total debt represents long term debt plus current portion of long term debt, short term debt and minority interests.

      (d) Represents number of fully diluted shares outstanding as per latest public filing with exercisable options converted via the Treasury method.

      (e) Depreciation and amortization are LTM as of the latest public filing except Wabtec (assumed 1999FYE depreciation and amortization per ING Barings research dated February 2000).

      (f) FY1999 excludes merger and other restructuring charges of $21.9 million, extraordinary items totaling $3.2 million and accounting charges of $1.6 million in 3 mos. ended 10/31/98.

      (g) Excludes extraordinary charge of $0.9 million after-tax and gain on sales of equipment totaling $5.9 million in FY1999 and gain of $2.6 million in 3 mos. ended 11/30/98.

      (h) Balance sheet data from form 10-Q dated 9/30/99. Excludes gain on sales totaling $5.0 million. Depreciation and amortization for LTM period estimated on FY1999 margins.

      (i)   Assumes 2000FYE depreciation per Robert Baird research.

      (j)   Pro forma for MotivePower acquisition. LTM results through 9/30/99.

      (k) Pro Forma results per form 8-K dated 11/5/99. Forward estimates from Deutsche Banc Alex. Brown research December 1, 1999.

      (l)   Pro forma for multiple acquisitions per form 8-K dated 11/19/99.

Sources for Forward Estimates:
--------------------------------------------------------------------------------
Forward estimates calendarized based on ING Barings research as of January 26, 2000 unless otherwise noted.

Trinity Industries estimates based on Baird research report as of October 22, 1999. CY2000 EBITDA based on FY2000 depreciation projection.

RailWorks Corporation estimates based on a Deutsche Banc Alex. Brown research report dated December 1, 1999.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

                                                             Ansaldo Signal N.V.
--------------------------------------------------------------------------------


                    Analysis of Comparable M&A Transactions


--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Analysis of Comparable M&A Transactions                      Ansaldo Signal N.V.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Firm Value/
  Date                                                                      Firm Value      ---------------------------   Eq. Value/
Announced Target Name                      Acquiror Name                     ($ mil)         Sales     EBITDA    EBIT     Book Value
------------------------------------------------------------------------------------------------------------------------------------
 12/3/99  Union Pacific RR-Locomotive      CAE Vanguard                         NA
11/17/99  Diversified Diemakers Inc        Intermet Corp                        NA
10/21/99  Texas Rail Inc                   Trinity Industries Inc               NA
 9/27/99  MotivePower Industries, Inc.     Westinghouse Air Brake Co.         $458.5          1.15 x     7.3 x    9.3x     1.70 x
 5/18/99  Varlen Corp                      AMSTED Industries Inc               808.5(1)       1.20       7.4      9.7      2.93
 5/11/99  Johnstown America-Freight Car    Rabbit Hill Holdings, Inc.          164.4(2)       0.31       4.2(2)   5.0(2)   NA
 4/29/99  Imperial Group, Inc.             Transportation Technologies
                                            Industries,Inc                      60.1          0.42(3)    6.3(3)   6.7(3)   0.98
 3/22/99  DJR Inc                          Harmon Industries Inc                NA
 1/14/99  Q-Tron Ltd.                      MotivePower Industries Inc.          14.0          1.40        NA       NA       NA
  1/5/99  Dynamic Corporation              Varlen Corporation                   NA
12/21/98  G&G Locotronics                  MotivePower Industries Inc.          18.0          1.00       6.0       NA       NA
 11/3/98  Comet Industries (Service
          Centers)                         Westinghouse Air Brake Company       13.0          0.68        NA       NA       NA
 10/8/98  McConway & Torley                Trinity Industries Inc.              80.0          1.00        NA       NA       NA
 7/16/98  SES Co. Inc.                     Harmon Industries                    12.2          0.88        NA       NA       NA
 9/17/98  ABC Rail Products Corporation    NACO, Inc.                          276.9(4)       0.87       8.9      14.9     1.43
  9/3/98  Young Radiator Co.               MotivePower Industries Inc.          70.5          1.41       7.0       NA      2.74
 6/15/98  All-Track Equipment              Progress Rail Services Corp.         NA
 8/18/98  Rockwell's Railroad Electronics  Westinghouse Air Brake Company       80.0          1.80        NA      12.0      NA
  8/7/98  Lokring Corporation              Westinghouse Air Brake Company        6.5          0.65        NA       NA       NA
 6/22/98  Lincoln Industries Corp.         Progress Rail Services Corp.         NA
  5/7/98  Amarillo Railcar Services        Progress Rail Services Corp.         NA
  6/2/98  Blue Industrial Group            Progress Rail Services Corp.         NA
  4/7/98  RFS (E) Limited                  Westinghouse Air Brake Company       10.0          0.36        NA       NA       NA
  3/9/98  Fabryka Wagonow PAFAWAG Ltd      The Greenbrier Companies             13.3           NA         NA       NA       NA
  2/3/98  Transit & Rail Systems
          Engineering                      ABC Rail Products Corporation        NA
  2/2/98  Pandrol Jackson - Charter plc.   Harsco Corporation                   71.0          1.00        NA       NA       NA
 1/29/98  CSS Inc.                         Harmon Industries                     1.4            NA        NA       NA       NA
  1/1/98  Sringfield Railway Services      Trinity Industries                   NA
                                                                             ----------------------------------------------------
                                                                              Median          1.00 x     7.0 x     9.5 x   1.70 x
                                                                                High          1.80       8.9      14.9     2.93
                                                                                 Low          0.31       4.2       5.0     0.98
                                                                             ----------------------------------------------------

Source: Securities Data Company, Company public filings, press releases and news reports.

(1) Based on revised offer price of $42/share dated August 1, 1999. Initial offer of $35/ share.

(2) Purchase of equity consisted of $100 million in cash, $20 million contingent payment and a 20% equity interest in the newly formed Johnstown America Corp.
      Excludes favorable settlement of litigation of $16.8 million.

(3) Represents EBITA. Depreciation amount not available. Adjusted to exclude non-recurring items. A strike at a major customer reduced revenues by approximately $7.5 million and start up costs reduced EBIT by approximately $4.3 million.

(4)   Based on 9.4 million shares issued per form 8-K dated February 19, 1999.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

                                                             Ansaldo Signal N.V.
--------------------------------------------------------------------------------

                          Discounted Cash Flow Analysis

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

                                                             Ansaldo Signal N.V.
--------------------------------------------------------------------------------

                          Discounted Cash Flow Analysis

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

                              Projected Cash Flows
                     ($ in millions except per share data)

                                                                   Projected  (1)                          CAGR
                                                 ---------------------------------------------------------------
Fiscal Year End December 31,                        2000          2001          2002          2003         00-03
                                                 ---------------------------------------------------------------
Net Revenues                                     $ 385.1       $ 435.1       $ 472.7       $ 522.1         10.7%
  % Growth                                          11.5%         13.0%          8.7%         10.4%
EBITDA                                              31.7          44.7          59.1          71.3
  % of Revenues                                      8.2%         10.3%         12.5%         13.7%
EBIT                                                21.5          33.1          47.3          58.7
  % of Revenues                                      5.6%          7.6%         10.0%         11.2%
Less: Taxes                                        (18.5)        (17.3)        (23.0)        (27.4)
                                                 -------------------------------------------------
Unlevered Net Income                                 3.1          15.8          24.3          31.3
Plus: Depreciation and Amortization                 10.2          11.5          11.8          12.7
  % of Revenues                                      2.6%          2.6%          2.5%          2.4%
Less: Capital Expenditures (2)                     (10.2)        (11.5)        (11.8)        (12.7)
  % of Revenues                                      2.6%          2.6%          2.5%          2.4%
Less: Increase in Working Capital                  (48.8)          3.3         (15.7)        (13.7)
Less: Increase in Other Assets / Liabilities         3.0          (1.8)          2.4           2.0
                                                 -------------------------------------------------
Unlevered Free Cash Flow                         ($ 42.7)      $  17.3       $  11.0       $  19.6
                                                 =================================================

                    Discounted Cash Flow Valuation Analysis

Discount Rate                                                 12.0%                                  13.0%
                                              ---------------------------------      ---------------------------------
Terminal EBITDA Multiple                         4.5x         5.0x         5.5x         4.5x         5.0x         5.5x
2003 EBITDA                                   $  71.3      $  71.3      $  71.3      $  71.3      $  71.3      $  71.3
PV Terminal Value                               204.0        226.7        249.4        196.9        218.8        240.7
PV Free Cash Flows (3)                           (4.1)        (4.1)        (4.1)        (4.6)        (4.6)        (4.6)
                                              ---------------------------------      ---------------------------------
Implied Enterprise Value                      $ 200.0      $ 222.6      $ 245.3      $ 192.3      $ 214.2      $ 236.1
                                              =================================      =================================

Less Net Debt (4)                             ($127.6)     ($127.6)     ($127.6)     ($127.6)     ($127.6)     ($127.6)
                                              ---------------------------------      ---------------------------------
Equity Value                                  $  72.4      $  95.0      $ 117.7      $  64.7      $  86.6      $ 108.4
Fully Diluted Shares Outstanding (mm) (5)        20.4         20.4         20.4         20.4         20.4         20.4
                                              ---------------------------------      ---------------------------------
Equity Value Per Share                        $  3.54      $  4.65      $  5.76      $  3.16      $  4.23      $  5.30
                                              =================================      =================================

Discount Rate                                                 14.0%
                                               ---------------------------------
Terminal EBITDA Multiple                          4.5x         5.0x         5.5x
2003 EBITDA                                    $  71.3      $  71.3      $  71.3
PV Terminal Value                                190.1        211.2        232.3
PV Free Cash Flows (3)                            (5.1)        (5.1)        (5.1)
                                               ---------------------------------
Implied Enterprise Value                       $ 185.0      $ 206.1      $ 227.2
                                               =================================

Less Net Debt (4)                              ($127.6)     ($127.6)     ($127.6)
                                               ---------------------------------
Equity Value                                   $  57.4      $  78.5      $  99.6
Fully Diluted Shares Outstanding (mm) (5)         20.4         20.4         20.4
                                               ---------------------------------
Equity Value Per Share                         $  2.80      $  3.84      $  4.87
                                               =================================

----------
Company statistics exclude all non-recurring items.

(1) FY00 - FY03 estimates per Ansaldo Signal N.V. management as of February 11, 2000. Please see Appendix 4.

(2)   CAPEX for FY00 - FY03 set equal to depreciation and amortization.

(3)   Present values are discounted to December 31, 1999.

(4) Estimated net debt as of December 31, 1999 per Ansaldo Signal N.V. management as of February 11, 2000. Please see Appendix 4.

(5)   Fully diluted shares outstanding.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Discounted Cash Flow Analysis                                Ansaldo Signal N.V.
--------------------------------------------------------------------------------

                   Weighted Average Cost of Capital Analysis

--------------------------------------------------------------------------------
Assumptions:

Tax Rate:                                                                  40.0%
Risk Free Rate (1):                                                         6.3%
Equity Risk Premium (2):                                                   10.6%
Pre-Tax Cost of Debt (3):                                                   9.5%
Debt (Market Value):                                                  $ 1,673.6
Levered Beta (4):                                                          0.98
Equity (Market Value on 2/11/00):                                     $ 2,022.6
Cost of Equity (5):                                                        16.7%
--------------------------------------------------------------------------------
WACC (6):                                                                  11.7%
--------------------------------------------------------------------------------

(1)   Yield on 30-year US Treasury Bond @ 2/11/00.

(2) The average historic spread between the return on stocks and T bonds (8.0%) plus low-capitalization premium (2.6%) from Ibbotson Associates.

(3)   Pre-tax cost of debt of comparable companies.

(4)   Averaged Levered Beta of comparable companies.

(5)   Cost of Equity: Risk Free Rate + (Levered Beta * Equity Risk Premium)

(6) WACC: [Return on Debt * (1-Tax Rate)*(Debt/Debt+Equity)]+[Return on Equity*(Equity/Debt+Equity)].

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

                                                             Ansaldo Signal N.V.
--------------------------------------------------------------------------------

                             Management Projections

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

[ING BARINGS logo]

John F. O'Hare
Vice President
(212) 409-6262 (Direct)
(212) 409-6164 (Fax)


Via Facsimile

February 11, 2000

Mr. Franco Cerioli
Chief Financial Officer
Ansaldo Signal N.V.
Via Argine 425
80147 Napoli
Italy

Dear Franco:

Attached is the historical and projected financial information that we are using for the purpose of determining the fairness from a financial point of view, of the consideration to be offered to the minority shareholders of Ansaldo Signal N.V. pursuant to a proposed cash tender offer by Ansaldo Trasporti S.p.A.

It is our understanding that the historical financial information is accurate in all material respects and that the projections reflect the best current judgement of management of Ansaldo Signal N.V.

Please confirm the above statements to be true by noting on this page and faxing the entire package back to us.

If you have any questions, please feel free to telephone me at the above number. Thank you very much.

Sincerely,

/s/ John F. O'Hare


                    Based on the information available to me as of today Confirmed and Agreed.

                    /s/ Franco Cerioli
                    ----------------------------
                    Name: Franco Cerioli
                    Title: Acting CFO

Attachment

                                  [letterhead]

                        Additional Financial Information


Common Shares outstanding as of February 2, 2000:       20,448,750

Options outstanding with exercise price less than                0
$5.00 as of February 2, 2000:

Financial Overview                                           Ansaldo Signal N.V.
--------------------------------------------------------------------------------
Summary Income Statement

o FY 1999 - FY 2003 projections are per Ansaldo management and have not been adjusted by ING Barings.

            - A detailed breakout of pro forma adjustments is shown on the following page.

                                                                Years Ending December 31,
                         -----------------------------------------------------------------------------------------------------
                                 Historical (a)                                              Projected (c)
                         -------------------------------    LTM (b)     ------------------------------------------------------
($ in millions)           1996        1997        1998      09/30/99      1999        2000        2001       2002       2003
                         ------      ------      ------     --------    -------     -------     -------    -------    -------
Revenues                 $353.5      $318.2      $354.5      $358.1      $345.3      $385.1      $435.1     $472.7     $522.1
  % growth                   --       (10.0%)      11.4%         --        (2.6%)      11.5%       13.0%       8.7%      10.4%

GAAP EBITDA              ($24.0)       $7.7       $34.2       $29.7       $24.7       $31.0       $44.7      $59.1      $71.3
  % of sales                 NM         2.4%        9.6%        8.3%        7.1%        8.1%       10.3%      12.5%      13.7%

Pro Forma Adjustments     $40.5        $9.4       ($2.4)      ($2.2)      ($2.2)       $0.7        $0.0       $0.0       $0.0

Pro Forma EBITDA          $16.5       $17.0       $31.8       $27.5       $22.5       $31.7       $44.7      $59.1      $71.3
  % of sales                4.7%        5.3%        9.0%        7.7%        6.5%        8.2%       10.3%      12.5%      13.7%

D&A                       $11.4       $11.5       $10.0        $9.9        $9.9       $10.2       $11.5      $11.8      $12.7
  % of sales                3.2%        3.6%        2.8%        2.8%        2.9%        2.6%        2.6%       2.5%       2.4%

Pro Forma EBIT             $5.1        $5.5       $21.9       $17.7       $12.5       $21.5       $33.1      $47.3      $58.7
  % of sales                1.5%        1.7%        6.2%        4.9%        3.6%        5.6%        7.6%      10.0%      11.2%

Net Interest Expense       $6.1        $8.8       $10.3       $10.2       $11.4       $10.8        $9.7       $9.4       $8.6
  % of sales                1.7%        2.8%        2.9%        2.8%        3.3%        2.8%        2.2%       2.0%       1.6%

Tax Expense (Benefit)      $1.1        $3.8        $6.3        $4.1        $1.1        $9.2       $12.2      $18.5      $23.4
  Effective rate             NM          NM        55.1%       55.0%       96.0%       85.8%       52.2%      48.7%      46.7%

Minority Interest         ($0.1)       $0.1       ($0.1)      ($0.1)      ($0.3)      ($0.2)       $0.0       $0.0       $0.0
  % of sales                 NM         0.0%         NM          NM          NM          NM         0.0%       0.0%       0.0%

Pro Forma Net Income      ($2.2)      ($7.1)       $5.1        $3.2       ($0.3)       $1.4       $11.2      $19.5      $26.7
  % growth                   --          NM          NM          --          NM          NM       730.5%      73.6%      36.9%

Diluted EPS              ($0.11)     ($0.35)      $0.25       $0.16      ($0.01)      $0.07       $0.55      $0.95      $1.30
  % growth                   --          NM          NM          --          NM          NM       730.5%      73.6%      36.9%

------------------------------
(a)   As per Form 20-F dated December 31, 1998.
(b)   As per press release dated December 14, 1999.
(c) FY99 and FY00-03 estimates as per Ansaldo Signal N.V. management as of February 7, 2000 and January 10, 2000 respectively.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Financial Overview                                           Ansaldo Signal N.V.
--------------------------------------------------------------------------------
Reconciliation of Financial Data

                                              1996      1997     1998     LTM      1999     2000    2001    2002    2003
                                             ---------------------------------------------------------------------------
GAAP EBIT                                    ($35.4)   ($3.9)   $24.2    $19.9    $14.7    $20.8   $33.1   $47.3   $58.7

Non-Recurring Expenses (Income):

     Write off of in-process R&D (a)           15.1       --       --       --       --       --      --      --      --

     Reorganization charge (b)                 17.3       --       --       --       --       --      --      --      --

     MBTA contract adjustment (c)               7.1     11.0       --       --       --       --      --      --      --

     Reversal of CSEE costs (d)                  --     (1.6)      --       --       --       --      --      --      --

     Gain on sale of patents (e)                 --     (1.4)      --     (2.6)    (2.6)      --      --      --      --

     Accounting adjustment (f)                   --      1.4       --       --       --       --      --      --      --

     Refinancing of Pittsburgh building (g)      --       --     (1.0)      --       --       --      --      --      --

     French loan forgiveness (h)                 --       --     (1.4)      --       --       --      --      --      --

     Reserve release (i)                         --       --       --     (0.6)    (0.6)      --      --      --      --

     Other non-recurring charges (j)            1.0       --       --      1.0      1.0      0.7      --      --      --
                                             ---------------------------------------------------------------------------

Total Adjustments                             $40.5     $9.4    ($2.4)   ($2.2)   ($2.2)    $0.7    $0.0    $0.0    $0.0

Pro Forma EBIT                                 $5.1     $5.5    $21.9    $17.7    $12.5    $21.5   $33.1   $47.3   $58.7
                                             ===========================================================================

Adjustments:

(a)   Adjusts for write-off of in-process research & development.
(b) Adjusts for reorganization charges associated with the acquisition of the remaining 51% interest in CSEE in 1996.
(c)   Adjusts for MBTA contract.
(d) Adjusts for reversal of accrued reorganization costs charged in 1996 associated with CSEE acquisition.
(e) Adjusts for gain on sale of patents in 1997 and for a gain on sale of the Automatic Block License in 1999.
(f)   Adjustment for accounting of ceded contracts.
(g) Adjusts for gain from June 1998 restructuring of the financing of US&S building in Pittsburgh.
(h) Adjusts for forgiveness of a research and development grant by the French government.
(i)   Adjustment for release of reserve.
(j) Adjusts for reclassification of an estimated $1.0 million government-related labor expense to tax expense in 1996 and a $1.0 million and $0.7 million charge for bad debts and WIP accruals in 1999 and 2000, respectively.
------------------------------
Source: Ansaldo Signal N.V. management as of January 10, 2000 and February 7,
        2000.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Financial Overview                                           Ansaldo Signal N.V.
--------------------------------------------------------------------------------
Capitalization

--------------------------------------------------------------------------------

                                                                                    12/31/98              9/30/99
                                                                                -----------------    -----------------
                                                                                 Amount    % Rate     Amount    % Rate
                                                                                -------    ------    -------    ------
Short-term Borrowings and Capital Lease Obligations
     Borrowings from Cofiri S.p.A                                                $50.0      6.63%     $48.0      6.01%
     Borrowings from ATR                                                           0.0         NA      17.4      6.55%
     Borrowings, in Italy by ASF under various agreements with several banks      14.7      7.38%      15.6      4.64%
     Borrowings under various lines of credit - USS                                0.0         NA      21.4      8.00%
     Borrowings under various lines of credit - Other                             10.5      4.43%      23.6      5.52%
     Current portion of obligations under capital leases                           0.2         NA       0.1         NA
                                                                                ------               ------
                                                                                 $75.4               $126.1
Long-term Borrowings and Capital Leases
     Ansaldo Segnalamento Ferroviario S.p.A. Notes                               $16.9      4.10%     $15.5      3.50%
     Union Switch & Signal Senior Notes                                           25.7      8.00%       0.0         NA
     Union Switch & Signal long-term obligations under capital leases              2.0         NA       0.0         NA
     CSEE long-term obligations under capital leases                               0.0         NA       1.7         NA
                                                                                ------               ------
                                                                                 $44.6                $17.2
Borrowings from Controlling Shareholder (ATR)
     Borrowings by the Company                                                   $17.9      7.00%      $0.0         NA
     Borrowings by ASF                                                             5.2      6.38%       0.0         NA
     Borrowings by ATSS (non-interest bearing)                                     1.9      0.00%       1.9      0.00%
     Borrowings by ATSS                                                            1.2      2.00%       1.2      1.00%
     Other                                                                         0.0         NA       2.5      5.52%
                                                                                ------               ------
                                                                                 $26.3                 $5.6

Total Debt                                                                      $146.3               $148.9

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Financial Overview                                           Ansaldo Signal N.V.
--------------------------------------------------------------------------------
Summary Balance Sheet

($ in millions)

                                                         --------   ------------
                                                         12/31/98   12/31/99E(a)
                                                         --------   ------------
Assets:
     Cash and marketable securities                        $12.9       $32.7
     Net accounts receivable                               104.6       100.8
     Accounts receivable from parent and affiliates         10.1         1.5
     Inventories                                            49.3        46.1
     Costs in excess of billings                           182.3       199.7
     Deferred income taxes                                   6.8         0.0
     Prepaid expenses and other current assets              13.8        19.5
                                                         --------   ------------
       Total current assets                               $379.8      $400.4

     Contract retentions receivable                         11.3         7.2
     Net property, plant and equipment                      33.7        28.1
     Net intangible assets                                  33.7        34.7
     Deferred income taxes                                   9.3         0.0
     Other assets                                            4.8        12.2
                                                         --------   ------------
       Total assets                                       $472.6      $482.6
                                                         ========   ============

                                                         --------   ------------
                                                         12/31/98   12/31/99E(a)
                                                         --------   ------------
Liabilities:
     Short term debt and current                           $75.4      $139.4
       obligations under capital leases
     Accounts payable                                       91.6       112.2
     Accounts payable - parent and affiliates                5.0         2.5
     Accrued liabilities                                    28.0        27.1
     Accrued reorganization costs                            2.3         0.0
     Billings in excess of costs                            53.1        47.9
     Current portion of long term debt                       4.3         0.0
                                                         --------   ------------
       Total Current Liabilities                          $259.6      $329.2

     Employee benefit obligations                           22.5         0.0
     Deferred income taxes                                   0.6         0.0
     Other liabilities                                      10.8        27.8
     Long term debt and obligations under capital leases    40.3        17.9
     Long term debt from parent                             26.3         3.0
                                                         --------   ------------
       Total liabilities                                  $360.2      $377.9

       Total shareholders' equity                          112.4       104.7
                                                         --------   ------------
       Total liabilities and shareholders' equity         $472.6      $482.6
                                                         ========   ============

(a)   As per Ansaldo Signal N.V. management as of February 7, 2000.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Financial Overview                                           Ansaldo Signal N.V.
--------------------------------------------------------------------------------
Summary Cash Flow

($ in millions)

                                                                      Year Ended December 31,
                                                                     -------------------------
                                                                       1996     1997     1998
                                                                      ------   ------   ------
Cash flows from operating activities:
   Net Income (loss)                                                 ($38.9)  ($12.7)    $6.5
   Depreciation and amortization                                       11.4     11.5     10.0
   Deferred income taxes                                               (2.3)     3.9      3.4
   Gain on sale of fixed assets                                          --       --     (1.0)
   Acquired in process research and development                        15.1       --       --
   Changes in:
      Working Capital                                                  (9.2)     4.0     (8.6)
      Contracts - net (a)                                             (13.5)   (21.1)   (29.2)
      Accrued reorganization costs                                     16.6    (12.4)    (1.9)
                                                                      ------   ------   ------
         Net cash used in operating activities                       ($20.8)  ($26.8)  ($20.8)

Cash flows from investing activities:
   Proceeds from sale of fixed assets and investments in affiliates      --       --     12.7
   Capital expenditures and acquisitions                               (2.6)    (7.1)    (3.2)
   Purchase of intangibles and other noncurrent assets                 (0.6)    (0.3)    (3.5)
                                                                      ------   ------   ------
         Net cash provided by (used in) investing activities          ($3.2)   ($7.5)    $6.1

Cash flows from financing activities:
   Net proceeds from borrowing                                         54.5     34.6     52.5
   Payments on borrowing and capital leases                           (22.6)    (5.8)   (29.1)
                                                                      ------   ------   ------
         Net cash provided by financing activities                    $31.9    $28.8    $23.4

Effects of exchange rate changes on cash                               (0.1)    (1.0)    (0.3)
                                                                      ------   ------   ------

Net increase (decrease) in cash and cash equivalents                   $7.8    ($6.6)    $8.4

Cash and cash equivalents at beginning of period                        3.3     11.1      4.5
                                                                      ------   ------   ------

Cash and cash equivalents at end of period                            $11.1     $4.5    $12.9
                                                                      ======   ======   ======

------------------------------
Source: Ansaldo Signal N.V. management as of February 3, 2000.
Projected cash flow not available in comparable format.
(a) Includes costs and estimated earnings in excess of billings on uncompleted contracts, contract retentions receivable, billings in excess of costs and estimated earnings on uncompleted contracts and contract retentions payable.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

Financial Overview                                           Ansaldo Signal N.V.
--------------------------------------------------------------------------------
Ownership

(shares in thousands)                           Total Shares          % of Total
                                                ------------          ----------

Majority Shareholder
  Ansaldo Trasporti S.p.A                         16,711.3               81.7%

Public Ownership                                   3,737.5               18.3%
                                                  --------              -----

Total Shares Outstanding                          20,448.8              100.0%
                                                  ========              =====

----------------------------------------
As per Ansaldo Signal N.V. management as of February 11, 2000.

--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

                                                             Ansaldo Signal N.V.
--------------------------------------------------------------------------------


                                 Opinion Letter


--------------------------------------------------------------------------------
                                                              ING [LOGO] BARINGS

                          [LETTERHEAD OF ING BARINGS]
                                 (212) 409-1000

February 17, 2000

Special Committee of the Board of Directors
Ansaldo Signal N.V.
Schiphol Boulevard 267
1118 BH Schiphol
The Netherlands

Attention:  Mr. Lawrence W. Rosenfeld
            Mr. Mark V. Santo

Gentlemen:

         We understand that Ansaldo Trasporti S.p.A. ("Ansaldo Trasporti") has made a proposal to acquire the remaining 3,737,500 of outstanding common shares (the "Common Shares") of Ansaldo Signal N.V. ("Ansaldo" or the "Company") currently held by public shareholders (the "Minority Shareholders") at a price per share of $4.05 pursuant to a proposed cash tender offer (the "Proposed Transaction"). You have requested our opinion, as investment bankers, as to the fairness, from a financial point of view, of the consideration to be offered to the Minority Shareholders of Ansaldo.

         In conducting our analysis and arriving at our opinion as expressed herein, we have reviewed and analyzed, among other things, the following:

         (i) the draft Offer to Purchase for cash all outstanding common shares of Ansaldo at $4.05 per share by Ansaldo Trasporti, dated February 17, 2000;

         (ii) the letter from Ansaldo Trasporti dated January 24, 2000 outlining the Proposed Transaction, which was filed with the Securities and Exchange Commission on January 25, 2000 in the Company's Report on Form 6-K;

         (iii) the Company's Annual Reports on Form 20-F for each of the fiscal years ended December 31, 1996, December 31, 1997, and December 31, 1998 and the Company's nine month results ended September 30, 1999 per a press release dated December 14, 1999;

         (iv) certain other publicly available information concerning the Company and the trading market for the Common Shares;

         (v) certain internal information and other data relating to the Company, its business and prospects, including forecasts and projections, provided to us by management of the Company;

         (vi) certain publicly available information concerning certain other companies engaged in businesses which we believe to be generally comparable to the Company and the trading markets for certain of such other companies' securities; and

[LOGO]
Special Committee of the Board of Directors
Ansaldo Signal N.V.
February 17, 2000
Page 2


         (vii) the financial terms of certain recent business combinations which we believe to be relevant.

We also interviewed certain officers and employees of the Company concerning its business and operations, assets, present condition and prospects and undertook such other studies, analyses and investigations as we deemed appropriate.

         In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us and have not attempted independently to verify such information, nor do we assume any responsibility to do so. We have assumed that the Company's forecasts and projections provided to or reviewed by us have been reasonably prepared based on the best current estimates and judgment of the Company's management as to the future financial condition and results of operations of the Company. We have not conducted a physical inspection of the properties and facilities of the Company, nor have we made or obtained any independent evaluation or appraisal of such properties and facilities. We have also taken into account our assessment of general economic, market and financial conditions and our experience in similar transactions, as well as our experience in securities valuation in general. Our opinion necessarily is based upon economic, market, financial and other conditions as they exist and can be evaluated on the date hereof and we assume no responsibility to update or revise our opinion based upon events or circumstances occurring after the date hereof. We reserve, however, the right to withdraw, revise or modify our opinion based upon additional information which may be provided to or obtained by us, which suggests, in our judgment, a material change in the assumptions upon which our opinion is based.

         This opinion does not address the Company's underlying business decision to approve the Proposed Transaction or constitute a recommendation to the Minority Shareholders as to whether the Minority Shareholders should accept the tender offer constituting the Proposed Transaction or as to any other action such Minority Shareholders should take regarding the Proposed Transaction. This letter and the opinion expressed herein are for the use of the Special Committee of the Board of Directors of the Company, as well as the Company's Management Board and Supervisory Board. This opinion may not be reproduced, summarized, excerpted from or otherwise publicly referred to or disclosed in any manner without our prior written consent, except the Company may include this opinion in its entirety in any information statement relating to the transaction sent to the Company's shareholders.

         Based upon and subject to the foregoing, it is our opinion as investment bankers that the consideration to be offered to the Minority Shareholders in the Proposed Transaction is fair, from a financial point of view, to such holders.

                                        Very truly yours,

                                        /s/ ING Barings LLC

                                        ING BARINGS LLC